                                                                   EXHIBIT 99.2



                         AGREEMENT AND PLAN OF MERGER

                                 by and among

                       DIGITAL GENERATION SYSTEMS, INC.,

                          SG NEVADA MERGER SUB INC.,

                                      and

                       STARGUIDE DIGITAL NETWORKS, INC.

                         dated as of July 7, 2000

                         AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered
                                              ---------
into as of July 7, 2000, by and among Digital Generation Systems, a California corporation ("Parent"), SG Nevada Merger Sub Inc., a Nevada
              ------
corporation and a wholly-owned subsidiary of Parent ("Merger Sub"), and
                                                      ----------
StarGuide Digital Networks, Inc., a Nevada corporation (the "Company").
                                                             -------

                             W I T N E S S E T H:

     WHEREAS, Parent and the Company are each in the business of providing digital content compression, storage, and distribution services and share similar technology;

     WHEREAS, Parent operates a nationwide digital network delivering audio, video, image and data content from advertisers and advertising agencies to radio and television stations in the United States and in Canada;

     WHEREAS, the Company holds the rights to certain United States and foreign patents and has filed applications for additional patents in the United States and in foreign countries, which patents and patent applications cover certain technology useful and necessary for the successful future operations of Parent's business;

     WHEREAS, Parent seeks to share the technology covered by the aforementioned patents and patent applications of the Company for use in Parent's business, and the Company seeks to provide Parent with access to such technology pursuant to the terms and conditions herein;

     WHEREAS, a Special Committee of the Board of Directors of Parent (the "Parent Special Committee") has unanimously determined, and the Boards of
 ------------------------
Directors of Parent, Merger Sub and the Company have each unanimously determined, that it is in the best interests of their respective shareholders to effect a merger of Merger Sub with and into the Company, after which the Company will survive and become, as a result of the transactions contemplated herein, a wholly-owned subsidiary of Parent (the "Merger"), and pursuant to which, among
                                        ------
other things, each issued and outstanding share of Company Common Stock (as defined below) will be converted into the right to receive the Conversion Number (as defined below) of a fully paid and nonassessable share of Parent Common Stock (as defined below), all upon the terms and subject to the conditions set forth herein;

     WHEREAS, the Boards of Directors of Parent and the Company and the sole stockholder of Merger Sub have approved and adopted this Agreement and the Merger;

     WHEREAS, Parent shareholders Lawrence D. Lenihan, Michael G. Linnert, and Scott K. Ginsburg, and Company shareholder Scott K. Ginsburg have each executed a Shareholder Voting Agreement with the Company, agreeing to vote in favor of the Merger;

     WHEREAS, the Company, Merger Sub, and Parent desire to make certain representations, warranties, covenants, and agreements in connection with the transactions contemplated hereby, all as more fully set forth herein;

     WHEREAS, for United States federal income tax purposes, it is intended that the Merger qualify as a reorganization within the meaning of Section 368(a) of the Code (as defined below), and this Agreement shall be, and hereby is, adopted as a plan of reorganization for purposes of Section 368 of the Code; and

     WHEREAS, Merger Sub was formed solely for the purpose of effecting the Merger and will conduct no other activity;

                                   AGREEMENT

     NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants, promises and agreements hereinafter set forth, the mutual benefits to be gained by the performance of such covenants, promises and agreements, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and accepted, the parties hereto hereby agree as follows:

                                  ARTICLE I.
                                 DEFINITIONS

1.1  Certain Definitions.  For all purposes of and under this Agreement, the
     -------------------
following terms shall have the respective meanings set forth below:

     (a)  "Action" means any claim, action, suit or proceeding, arbitral action,
           ------
governmental investigation or criminal prosecution.

     (b)  "Affiliate" means any "affiliate" as defined in Rule 144(a)(1)
           ---------
promulgated under the Securities Act.

     (c)  "Benefit Plan" means any employment, bonus, incentive compensation,
           ------------
deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, equity (or equity-based), leave of absence, layoff, vacation, day or dependent care, legal services, cafeteria, life, health, medical, accident, disability, workmen's compensation or other insurance, severance, separation, termination, change of control or other benefit plan, agreement (including any collective bargaining agreement), practice, policy or arrangement, whether written or oral, and whether or not subject to ERISA (including, without limitation, any "employee benefit plan" within the meaning of Section 3(3) of ERISA).

     (d)  "Business Day" means any weekday (Monday through Friday) on which
           ------------
commercial banks in New York, New York are open for business.

     (e)  "Code" means the Internal Revenue Code of 1986, as amended and any
           ----
successor statute thereto.

     (f)  "Company Common Stock" means the common stock, par value $0.001 per
           --------------------
share, of the Company.

     (g)  "Company Common Stock Equivalents" means any options or warrants for
           --------------------------------
the purchase of Company Common Stock, and any other securities of the Company convertible into shares of Company Common Stock.

     (h)  "Contract" means any currently enforceable contract, agreement,
           --------
indenture, note, bond, instrument, lease, conditional sales contract, mortgage, license, franchise agreement, concession agreement, security interest, guaranty, binding commitment or other agreement or arrangement, whether written or oral.

     (i)  "Encumbrance" means any security interest, pledge, mortgage, lien,
           -----------
charge, adverse claim of ownership or use, restriction on transfer (such as a right of first refusal or other similar right), defect of title, or other encumbrance of any kind or character.

     (j)  "Environmental Law" means any Law pertaining to land use, air, soil,
           -----------------
surface water, groundwater (including the protection, cleanup, removal, remediation or damage thereof), public or employee health or safety or any other environmental matter, including, without limitation, the following laws as in effect on the Closing Date: (i) Clean Air Act (42 U.S.C.(S) 7401, et seq.); (ii) Clean Water Act (33 U.S.C.(S) 1251, et seq.); (iii) Resource Conservation and Recovery Act (42 U.S.C.(S) 6901, et seq.); (iv) Comprehensive Environmental Resource Compensation and Liability Act (42 U.S.C.(S) 9601, et seq.); (v) Safe Drinking Water Act (42 U.S.C.(S) 300f, et seq.); (vi) Toxic Substances Control Act (15 U.S.C.(S) 2601, et seq.); (vii) Rivers and Harbors Act (33 U.S.C.
(S) 401, et seq.); (viii) Endangered Species Act (16 U.S.C.(S) 1531, et seq.);
(ix) Occupational Safety and Health Act (29 U.S.C.(S) 651, et seq.); and (x) any other Laws relating to Hazardous Materials or Hazardous Materials Activities.

     (k)  "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended, any successor statute thereto, and the rules and regulations promulgated thereunder.

     (l)  "GAAP" means generally accepted accounting principles in the United
           ----
States.

     (m)  "Governmental Authority" means any government, any governmental
           ----------------------
entity, department, commission, board, agency or instrumentality, and any court, tribunal, or judicial body of competent jurisdiction, in each case whether federal, state, county, provincial, local or foreign.

     (n)  "Governmental Order" means any statute, rule, regulation, order,
           ------------------
judgment, injunction, decree, stipulation or determination issued, promulgated or entered by or with any Governmental Authority.

     (o)  "Hazardous Material" means any material or substance that is
           ------------------
prohibited or regulated by any Environmental Law or that has been designated by any Governmental Authority to be radioactive, toxic, hazardous or otherwise a danger to health, reproduction or the environment, including, but not limited to, asbestos, petroleum, radon gas and radioactive matter.

     (p)  "Hazardous Materials Activity" means the handling, transportation,
           ----------------------------
transfer, recycling, storage, use, treatment, manufacture, investigation, removal, remediation, release, exposure of others to, sale or other distribution of any Hazardous Material or any product containing a Hazardous Material.

     (q)  "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976, as amended, any successor statute thereto, and the rules and regulations promulgated thereunder.

     (r)  "Intellectual Property" means any: (i) United States and foreign
           ---------------------
patents, patent applications, patent disclosures, and improvements thereto, (ii) registered and unregistered United States and foreign trademarks, service marks, trade dress, logos, trade names, and corporate names, the goodwill associated therewith, and the registrations and applications for registration thereof,
(iii) registered and unregistered United States and foreign copyrights, and the registrations and applications for registration thereof, and (iv) any Know-How.

     (s)  "IRS" means the United States Internal Revenue Service, and any
           ---
successor agency thereto.

     (t)  "Know-How" means any know-how, special knowledge, technical or other
           --------
information, whether or not patented or patentable, owned or controlled by any Person or its Affiliates at any time prior to or during the term of this Agreement

     (u)  "Law" means any federal, state, county, provincial, local or foreign
           ---
statute, law, ordinance, regulation, rule, code, or rule of common law.

     (v)  "Liability" means any direct or indirect debt, obligation, or
           ---------
liability of any kind or nature, whether accrued or fixed, absolute or contingent, determined or determinable, matured or unmatured, and whether due or to become due, asserted or unasserted, or known or unknown.

     (w)  "License" means any franchise, approval, permit, order, authorization,
           -------
consent, license, registration, or filing, certificate, variance, and any other similar right obtained from or filed with any Governmental Authority.

     (x)  "Material Adverse Effect" means any change or effect that is
           -----------------------
materially adverse to the assets, liabilities, properties, operations, business, prospects, condition (financial or otherwise), or results of operations of the Company, Parent, or Merger Sub, as applicable, except for any such changes or effects resulting directly or indirectly from (i) the transactions contemplated by this Agreement, (ii) the announcement or other disclosure of the transactions contemplated by this Agreement, (iii) changes in any Law, or (iv) local, state, national, or international economic conditions in general.

     (y)  "NGCL" means (i) the General Corporation Law of the State of Nevada,
           ----
Chapter 92A of the Nevada Revised Statutes, the Mergers and Share Exchange Law, and any successor statutes thereto.

     (z)  "Parent Common Stock" means the common stock, without par value, of
           -------------------
Parent.

     (aa) "Parent Common Stock Equivalents" means any options or warrants for
           -------------------------------
the purchase of Parent Common Stock, and any other securities of Parent convertible into shares of Parent Common Stock.

     (bb) "Permitted Encumbrances" means (i) Encumbrances for inchoate
           ----------------------
mechanics' and materialmen's liens for construction in progress and workmen's, repairmen's, warehousemen's, and carriers' liens arising in the ordinary course of business, (ii) Encumbrances for Taxes and other Liabilities not yet due and payable, and for Taxes and other Liabilities being contested in good faith,
(iii) Encumbrances in favor of Parent and Merger Sub arising out of, under, or in connection with this Agreement, (iv) Encumbrances reflected on the Company Financial Statements, (v) Encumbrances and imperfections of title the existence of which would not reasonably be expected to materially detract from the value of, interfere with, or otherwise affect the use and enjoyment of the property subject thereto or affected thereby, consistent with past practice, and (vi) solely with respect to each parcel of real property owned, as of the date hereof, by the Company, provided that the following are not violated by existing improvements in any material respect and do not prohibit or materially restrict the continued use and operation of such real property for the same uses and operations as currently conducted, or grant any third party any option or right to acquire or lease a material portion thereof, (A) easements, rights of way, and other similar restrictions which would be shown by a current title report,
(B) conditions that may be shown by a current survey, title report, or physical inspection, and (C) zoning, building, and other similar restrictions imposed by applicable Law.

     (cc) "Person" means any individual, general or limited partnership, firm,
           ------
corporation, limited liability company, association, trust, unincorporated organization, or other entity.

     (dd) "Proprietary Rights" means (i) Intellectual Property; (ii) trade
           ------------------
secrets and confidential business information (including, without limitation, ideas, formulas, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, research and development information, software, drawings, specifications, designs, plans, proposals, technical data, copyrightable works (including all work in progress), financial, marketing, and business data, pricing and cost information, business and marketing plans, and customer and supplier lists and information); (iii) copies and tangible embodiments thereof (in whatever form or medium); and (iv) licenses granting any rights with respect to any of the foregoing.

     (ee) "SEC" means the United States Securities and Exchange Commission,
           ---
and any successor agency thereto.

     (ff) "Subsidiary" means (unless otherwise indicated), with respect to a
           ----------
Person, any other Person in which such Person has a direct or indirect equity or other ownership interest in excess of fifty percent (50%).

     (gg) "Securities Act" means the Securities Act of 1933, as amended, any
           --------------
successor statute thereto, and the rules and regulations promulgated thereunder.

     (hh) "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
any successor statute thereto, and the rules and regulations promulgated thereunder.

     (ii) "Tax" means any and all federal, state, local, foreign, provincial,
           ---
territorial or other taxes, imposts, tariffs, fees, levies or other similar assessments or liabilities and other charges imposed by any taxing authority, including income taxes, ad valorem taxes, excise taxes, withholding taxes, estimated taxes, stamp taxes or other taxes of or with respect to gross receipts, premiums, real property, personal property, windfall profits, sales, use, transfers, licensing, employment, social security, workers' compensation, unemployment, payroll and franchises imposed by or under any Law; and such terms will include any interest, fines, penalties, assessments or additions to tax resulting from, attributable to or incurred in connection with any such tax or any contest or dispute thereof.

     (jj) "Tax Return" means any declaration, return, report, schedule,
           ----------
certificate, statement or other similar document (including relating or supporting information) required to be filed with a Governmental Authority, or where none is required to be filed with a Governmental Authority, the statement or other document issued by a Governmental Authority in connection with any Tax, including, without limitation, any information return, claim for refund, amended return or declaration of estimated Tax.

     (kk) "Treasury Regulations" means temporary and final regulations
           --------------------
promulgated under the Code.

1.2  Certain Additional Definitions
     ------------------------------

     For all purposes of and under this Agreement, the following terms shall have the respective meanings ascribed thereto in the respective Sections of this Agreement set forth opposite each such term below:

        -------------------------------------------------------------------------
        Term                                                 Section
        ----                                                 -------
        ----------------------------------------------------------------------
        Agreement                                            Preamble
        ----------------------------------------------------------------------
        Articles of Merger                                   2.3
        ----------------------------------------------------------------------
        Certificates                                         3.2(b)
         ---------------------------------------------------------------------
        Closing                                              2.2
         ---------------------------------------------------------------------
        Closing Date                                         2.2
        ----------------------------------------------------------------------
        COBRA                                                4.12(a)
        ----------------------------------------------------------------------
        Company                                              Preamble
        ----------------------------------------------------------------------
        Company Articles of Incorporation                    2.5(a)
        ----------------------------------------------------------------------
        Company Business Personnel                           4.21
        ----------------------------------------------------------------------
        Company Bylaws                                       2.5(b)
        ----------------------------------------------------------------------
        Company Copyrights                                   4.9(a)
        ----------------------------------------------------------------------
        Company Equity Sale                                  6.13
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
        Term                                                 Section
        ----                                                 --------
        ----------------------------------------------------------------------
        Company Financial Statements                             4.7
        ----------------------------------------------------------------------
        Company Financial Statement Date                         4.7
        ----------------------------------------------------------------------
        Company Indemnified Parties                              6.10(a)
        ----------------------------------------------------------------------
        Company Intellectual Property                            4.9(a)
        ----------------------------------------------------------------------
        Company License Agreements                               4.9(a)
        ----------------------------------------------------------------------
        Company Multiemployer Plan                               4.12(b)
        ----------------------------------------------------------------------
        Company Patents                                          4.9(a)
        ----------------------------------------------------------------------
        Company Plan                                             4.12(a)
        ----------------------------------------------------------------------
        Company Software                                         4.9(a)
        ----------------------------------------------------------------------
        Company Stockholders' Representative                     10.7
        ----------------------------------------------------------------------
        Company Stock Option Plan                                3.5(c)
        ----------------------------------------------------------------------
        Company Technology                                       4.9(a)
        ----------------------------------------------------------------------
        Company Trademarks                                       4.9(a)
        ----------------------------------------------------------------------
        Conversion Number                                        3.1(c)
        ----------------------------------------------------------------------
        Disclosing Party                                         6.14
        ----------------------------------------------------------------------
        Dissenting Shares                                        3.3(a)
        ----------------------------------------------------------------------
        Effective Time                                           2.3
        ----------------------------------------------------------------------
        Exchange Agent                                           3.2(a)
        ----------------------------------------------------------------------
        Exchange Fund                                            3.2(a)
        ----------------------------------------------------------------------
        Form S-4                                                 6.5(b)
        ----------------------------------------------------------------------
        Lenihan                                                  5.2
        ----------------------------------------------------------------------
        Linnert                                                  5.2
        ----------------------------------------------------------------------
        Lock-up                                                  6.16(a)
        ----------------------------------------------------------------------
        Lock-up Agreement                                        6.16(a)
        ----------------------------------------------------------------------
        Lock-up Period                                           6.16(a)
        ----------------------------------------------------------------------
        Lock-up Shareholders                                     6.16(a)
        ----------------------------------------------------------------------
        Lock-up Shares                                           6.16(b)
        ----------------------------------------------------------------------
        Material Company Contract(s)                             4.10(a)
        ----------------------------------------------------------------------
        Material Company License(s)                              4.11
        ----------------------------------------------------------------------
        Maximum Amount                                           6.9(b)
        ----------------------------------------------------------------------
        Merger                                                   Recitals
        ----------------------------------------------------------------------
        Merger Sub                                               Preamble
        ----------------------------------------------------------------------
        Merger Sub Articles of Incorporation                     5.1
        ----------------------------------------------------------------------
        Merger Sub Bylaws                                        5.1
        ----------------------------------------------------------------------
        Non-Union Employees                                      6.8
        ----------------------------------------------------------------------
        Parent                                                   Preamble
        ----------------------------------------------------------------------
        Parent Bylaws                                            5.1
        ----------------------------------------------------------------------
        Parent Certificate of Incorporation                      5.1
        ----------------------------------------------------------------------
        Parent SEC Reports                                       5.6
        ----------------------------------------------------------------------
        Parent Shareholders Meeting                              6.5(b)
        ----------------------------------------------------------------------
        Parent Special Committee                                 Recitals
        ----------------------------------------------------------------------
        Pre-Existing NDA                                         6.14
        ----------------------------------------------------------------------
        Receiving Party                                          6.14
        ----------------------------------------------------------------------

        ----------------------------------------------------------------------
        Term                                                 Section
        ----                                                 --------
        ----------------------------------------------------------------------
        Section 4.9 Schedule                                     4.9
        ----------------------------------------------------------------------
        Superior Proposal                                        6.12(a)
        ----------------------------------------------------------------------
        Surviving Corporation                                    2.1
        ----------------------------------------------------------------------
        Termination Date                                         8.1(b)
        ----------------------------------------------------------------------


                                  ARTICLE II
                                  THE MERGER

2.1  The Merger. Upon the terms and subject to the conditions set forth herein
     ----------
and in the applicable provisions of the NGCL, at the Effective Time (as defined below), Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall thereupon cease, and the Company shall continue as the surviving corporation of the Merger. The surviving corporation of the Merger shall sometimes be referred to herein as the "Surviving
                                                            ---------
Corporation."
-----------

2.2  Closing. Unless this Agreement is earlier terminated pursuant to Section
     -------                                                          -------
8.1 hereof, the consummation of the Merger and the other transactions
---
contemplated hereby shall take place at a closing (the "Closing") to be held at
                                                        -------
10:00 a.m., Eastern time, on a date to be designated by Parent and the Company, which date shall be no later than the second (2nd) Business Day after satisfaction and fulfillment or, if permissible pursuant to the terms hereof, waiver of the conditions set forth in Article VII (the "Closing Date"), at the
                                      -----------       ------------
offices of Latham & Watkins, 1001 Pennsylvania Avenue, Suite 1300, Washington, D.C. 20004, unless another time, date, or place is mutually agreed upon in writing by Parent and the Company. At the Closing, the documents, certificates and other instruments set forth in this Article II and Article VII hereof shall
                                        ----------     -----------
be delivered by each of the parties thereto.

2.3  Merger Filings; Effective Time. Upon the terms and subject to the
     ------------------------------
conditions set forth herein, at the Closing, Parent, Merger Sub, and the Company shall execute and deliver, or cause to be executed and delivered, articles of merger in substantially the form attached hereto as Exhibit A (the "Articles of
                                                    ---------       -----------
Merger"), and, as soon as practicable thereafter, Parent, Merger Sub, and the
------
Company shall file, or cause to be filed, the Articles of Merger with the Secretary of State of Nevada in accordance with the applicable provisions of the NGCL. The Merger shall become effective (the "Effective Time") at such time as
                                              --------------
the Articles of Merger are duly filed with the Secretary of State of Nevada or at such other time as is designated in the Articles of Merger.

2.4  Effect of the Merger.  The Merger shall have the effects set forth in the
     --------------------
applicable provisions of the NGCL.

2.5  Articles of Incorporation and Bylaws of the Surviving Corporation.
     -----------------------------------------------------------------

     (a) At the Effective Time, the Articles of Incorporation of the Company ("Company Articles of Incorporation"), as in effect immediately prior to the
  ---------------------------------
Effective Time, shall thereupon be the Articles of Incorporation of the Surviving Corporation, until thereafter duly amended in accordance with applicable Law and as provided in such Articles of Incorporation.

     (b)  At the Effective Time, the Bylaws of the Company ("Company Bylaws"),
                                                             --------------
as in effect immediately prior to the Effective Time, shall thereupon be the Bylaws of the Surviving Corporation, until thereafter duly amended in accordance with applicable Law and as provided in the Articles of Incorporation and such Bylaws of the Company.

2.6  Directors and Officers of the Surviving Corporation.
     ---------------------------------------------------

     (a) The directors of Company immediately prior to the Effective Time shall be the initial directors of the Surviving Corporation at and after the Effective Time, each to hold office as a director of the Surviving Corporation in accordance with applicable provisions of the NGCL until their respective successors are duly elected or appointed and qualified in accordance with applicable Law and the Articles of Incorporation and Bylaws of the Surviving Corporation.

     (b) The officers of the Company immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation at and after the Effective Time, each to hold office in accordance with the applicable provisions of the NGCL until their respective successors are duly elected or appointed and qualified in accordance with applicable Law and the Articles of Incorporation and Bylaws of the Surviving Corporation.

                                  ARTICLE III
               EFFECT OF THE MERGER ON THE CAPITAL STOCK OF THE
              CONSTITUENT CORPORATIONS; EXCHANGE OF CERTIFICATES

3.1  Effect on Capital Stock.  As of the Effective Time, by virtue of the
     -----------------------
Merger and without any action on the part of the holder of any shares of Company Common Stock or any shares of capital stock of Merger Sub:

     (a)  Capital Stock of Merger Sub. Each issued and outstanding share of
          ---------------------------
capital stock of Merger Sub shall be converted into and become one fully paid and nonassessable share of common stock, par value $0.001 per share, of the Surviving Corporation, and such shares shall, collectively, represent all of the issued and outstanding capital stock of the Surviving Corporation.

     (b)  Cancellation of Treasury Stock. Each share of Company Common Stock
          ------------------------------
that is owned by the Company or by a wholly-owned subsidiary of the Company shall automatically be canceled and retired and shall cease to exist, and no Parent Common Stock or other consideration shall be delivered in exchange therefor.

     (c)  Conversion of Company Common Stock. Subject to Section 3.2(e) hereof,
          ----------------------------------             --------------
each issued and outstanding share of Company Common stock (other than shares to be canceled in accordance with Section 3.1(b) hereof) shall be converted into
                               --------------
the Conversion Number (as defined below) of duly authorized, validly issued and nonassessable shares of Parent Common Stock that have been registered with the SEC as provided herein; provided, however, that, in any event, if between the date of this Agreement and the Effective Time, the outstanding shares of Parent Common Stock or Company Common Stock shall have been changed into a different number of shares or a different class, by reason of any declared or completed stock dividend, subdivision, reclassification, recapitalization, split, combination, or exchange of shares, the Conversion Number shall be correspondingly adjusted to the extent appropriate to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination, or exchange of shares. Subject to the provisions hereof, as of the Effective Time, all such shares of Company Common Stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive upon the surrender of such certificates, certificates representing the shares of Parent Common Stock, and cash in lieu of fractional shares of Parent Common Stock. For purposes hereof, the Conversion Number shall be equal to the value "X" in the following formula (subject to modification as provided in this Section 3.1 and in Section
                                                     -----------        -------
6.13 hereof):
----

                    X = (1.454 x A) / B

where:

     "A" is equal to the sum of: (i) the total number of shares of Parent Common Stock issued and outstanding immediately prior to the Effective Time and
     (ii) the total number of shares of Parent Common Stock issuable upon conversion of any Parent Common Stock Equivalents then in existence; and

     "B" is equal to the sum of: (i) the total number of shares of Company Common Stock issued and outstanding immediately prior to the Effective Time and (ii) the total number of shares of Company Common Stock issuable upon conversion of any Company Common Stock Equivalents then in existence.

3.2  Exchange of Certificates.
     ------------------------

     (a)  Exchange Agent. Immediately following the Effective Time, Parent
          --------------
shall deposit with ChaseMellon Shareholder Services, L.L.C., or such other bank or trust company as may be designated by Parent and the Company (the "Exchange
                                                                      --------
Agent"), for the benefit of the holders of shares of Company Common Stock, for
-----
exchange in accordance with this Article III, through the Exchange Agent,
                                 -----------
certificates representing the shares of Parent Common Stock issuable pursuant to
Section 3.1 hereof in exchange for outstanding shares of Company Common Stock
-----------
together with amounts sufficient in the aggregate to provide all funds necessary for the Exchange Agent to make payments in lieu of fractional shares pursuant to
Section 3.2(e) hereof and dividend payments pursuant to Section 3.2(c) hereof
--------------                                          --------------
(such shares of Parent Common Stock and funds, together with any dividends or distributions with respect thereto with a record date after the Effective Time, being hereinafter referred to as the "Exchange Fund").
                                      -------------

        (b) Exchange Procedures. As soon as reasonably practicable after the
            -------------------
Effective Time of the Merger, the Exchange Agent shall mail to each holder of record of a certificate or certificates which immediately prior to the Effective Time represented outstanding shares of Company Common Stock, other than shares to be canceled or retired in accordance with Section 3.1(b) hereof (such
                                             --------------
certificates, the "Certificates") (i) a letter of transmittal, which shall
                   ------------
specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent, and (ii) instructions for use in effecting the surrender of the Certificates in exchange for certificates representing shares of Parent Common Stock. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed, and such other documents as may reasonably be required by the Exchange Agent, the holder of such Certificate shall be entitled to receive in exchange therefor a certificate representing that number of whole shares of Parent Common Stock which such holder has the right to receive pursuant to the provisions of this Article III,
                                                                   -----------
and the Certificate so surrendered shall forthwith be canceled. In the event of a transfer of ownership of Company Common Stock which is not registered in the transfer records of the Company, a certificate representing the proper number of shares of Parent Common Stock may be issued to a Person other than the Person in whose name the Certificate so surrendered is registered, if such Certificate shall be properly endorsed or otherwise be in proper form for transfer and the Person requesting such payment shall pay any transfer or other taxes required by reason of the issuance of shares of Parent Common Stock to a Person other than the registered holder of such Certificate or establish that such tax has been paid or is not applicable. Until surrendered as contemplated by this Section
                                                                     -------
3.2, each Certificate shall be deemed at any time after the Effective Time to
---
represent only the right to receive upon such surrender the certificate representing the appropriate number of whole shares of Parent Common Stock, cash in lieu of any fractional shares of Parent Common Stock and any dividends to the extent provided in Section 3.2(c) hereof as contemplated by this Section 3.2. No
                   --------------                                -----------
interest will be paid or will accrue on any cash payable in lieu of any fractional shares of Parent Common Stock.

        (c) Distributions with Respect to Unexchanged Shares. No dividends or
            ------------------------------------------------
other distributions with respect to Parent Common Stock with a record date after the Effective Time shall be paid to the holder of any unsurrendered Certificate with respect to the shares of Parent Common Stock represented thereby, and no cash payment in lieu of fractional shares shall be paid to any such holder pursuant to Section 3.2(e) hereof until the surrender of such Certificate in
            --------------
accordance with this Article III. Subject to the effect of applicable laws,
                     -----------
following surrender of any such Certificate, there shall be paid to the holder of the certificate representing whole shares of Parent Common Stock issued in exchange therefor, without interest, (i) at the time of such surrender, the amount of any cash payable in lieu of a fractional share of Parent Common Stock to which such holder is entitled pursuant to Section 3.2(e) hereof and the
                                             --------------
amount of dividends or other distributions with a record date after the Effective Time theretofore paid with respect to such whole shares of Parent Common Stock, and (ii) at the appropriate payment date, the amount of dividends or other distributions with a record date after the Effective Time but prior to such surrender and a payment date subsequent to such surrender payable with respect to such whole shares of Parent Common Stock.

        (d) No Further Ownership Rights in Company Common Stock. All shares of
            ---------------------------------------------------
Parent Common Stock issued upon the surrender for exchange of Certificates in accordance with the terms of this Article III (including any cash paid pursuant
                                  -----------
to Section 3.2(c) or Section 3.2(e) hereof) shall be deemed to have been issued
   --------------    --------------
(and paid) in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates, subject, however, to the Surviving Corporation's obligation to pay any dividends or make any other distributions with a record date prior to the Effective Time which may have been declared or made by the Company on such shares of Company Common Stock in accordance with the terms of this Agreement or prior to the date of this Agreement and which remain unpaid at the Effective Time, and there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of the shares of Company Common Stock which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article
                                                                         -------
III, except as otherwise provided by law.
---

        (e) No Fractional Shares. No certificates or scrip representing
            --------------------
fractional shares of Parent Common Stock shall be issued upon the surrender for exchange of Certificates. Each holder of Shares issued and outstanding at the Effective Time which would otherwise be entitled to receive a fractional share of Parent Common Stock upon surrender of Certificates for exchange pursuant to this Article III (after taking into account all shares of Company Common Stock
     -----------
then held by such holder) shall receive, in lieu thereof, cash in an amount equal to the value of such fractional share, which shall be equal to the fraction of a share of Parent Common Stock that would otherwise be issued multiplied by the closing price for a share of Parent Common Stock on the NASDAQ on the Closing Date.

        (f) Withholding Rights. Each of Parent, the Company and the Exchange
            ------------------
Agent shall be entitled to deduct and withhold from the consideration otherwise payable pursuant to this Agreement to any stockholder of the Company such amounts as Parent, the Company or the Exchange Agent is required to deduct and withhold with respect to the making of such payment under the Code or any provision of state, local or foreign Tax law. To the extent such amounts are so withheld by Parent, the Company or the Exchange Agent, such withheld amounts shall be treated for all purposes of this Agreement as having been paid to the stockholder of the Company in respect of whom such deduction and withholding was made.

        (g) Termination of Exchange Fund. Any portion of the Exchange Fund which
            ----------------------------
remains undistributed to the holders of Certificates for six months after the Effective Time of the Merger shall be delivered to Parent, upon demand, and any holders of Certificates who have not theretofore complied with this Article III
                                                                    -----------
shall thereafter look only to Parent for payment of their claim for Parent Common Stock, any cash in lieu of fractional shares of Parent Common Stock and any dividends or distributions with respect to Parent Common Stock.

        (h) No Liability. None of Parent, Merger Sub, the Company, or the
            ------------
Exchange Agent shall be liable to any Person in respect of any shares of Parent Common Stock (or dividends or distributions with respect thereto) or cash from the Exchange Fund delivered to a public official pursuant to any applicable abandoned property, escheat, or similar law.

        (i) Investment of Exchange Fund. The Exchange Agent shall invest any
            ---------------------------
cash included in the Exchange Fund, as directed by Parent, on a daily basis. Any interest and other income resulting from such investments shall be paid to Parent.

        (j) Lost Certificates. In the event that any Certificate shall have been
            -----------------
lost, stolen, or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen, or destroyed and, if required by Parent, the posting by such Person of a bond in such reasonable amount as Parent may direct as indemnity against any claim that may be made against it with respect to such Certificate, the Exchange Agent will issue in exchange for such lost, stolen, or destroyed Certificate the Parent Common Stock, and any cash in lieu of fractional shares and any unpaid dividends or distributions with respect to Parent Common Stock, to which they are entitled pursuant hereto.

3.3     Dissenting Shares.
        -----------------

        (a) Notwithstanding any other term or provision of this Agreement to the contrary, shares of Company Common Stock that are outstanding immediately prior to the Effective Time which are held by stockholders who (i) have not consented to the Merger, (ii) have demanded appraisal for such shares in accordance with the provisions of Section 92A.300 to 92A.500, inclusive, of the NGCL (if such provisions provide for appraisal rights for such shares), and (iii) have not failed to perfect or effectively withdrawn such demand or otherwise lost their appraisal rights (the "Dissenting Shares"), shall not be converted pursuant to
                       -----------------
Section 3.1(c) hereof or represent the right to receive any Parent Common Stock
--------------
pursuant to this Article III (but shall be entitled to receive dividends under
                 -----------
Section 3.2(d) hereof). Holders of Dissenting Shares shall be entitled to have
--------------
such shares appraised in accordance with the provisions of Section 92A.300 to 92A.500, inclusive, of the NGCL, except that all Dissenting Shares held by stockholders who have failed to perfect or have effectively withdrawn or otherwise lost their right to appraisal of such shares under such provisions of the NGCL shall thereupon be deemed to have been converted into, and to have become exchangeable for, as of the Effective Time, the right to receive, without any interest thereon, certificates representing the shares of Parent Common Stock, and cash in lieu of fractional shares of Parent Common Stock and any dividends to the extent provided in Section 3.2(c) hereof to be issued or paid
                                    --------------
in consideration therefor upon surrender of such certificates in accordance with
Section 3.2 hereof.
-----------

        (b) The Company shall give Parent (i) prompt notice of any demands for appraisal received by the Company, withdrawals of demands for appraisal, and any other instruments served pursuant to the NGCL and received by the Company, and
(ii) the opportunity to participate in all negotiations and proceedings with respect to demands for appraisal under the NGCL. The Company shall not, except with the prior written consent of Parent, make any payment with respect to any demands for appraisal, or offer to settle, or settle, any such demand for appraisal rights.

3.4     Employee Stock Options and Equity Incentives.
        --------------------------------------------

        (a) Simultaneously with the Merger, (i) each outstanding option to purchase a share of Company Common Stock under the Company Stock Option Plans (as defined below) shall be converted into an option to purchase the number of shares of Parent Common Stock equal to the Conversion Number multiplied by the number of shares of Company Common Stock which could have been obtained prior to the Effective Time upon the exercise of each such option, at an exercise price per share equal to the exercise price for each such share of Company Common Stock subject to an option under the Company Stock Option Plans divided by the Conversion Number, and all references in each such option to the Company shall be deemed to refer to Parent, where appropriate, and (ii) Parent shall assume the obligations of the Company under such Company Stock Option Plans. The other terms of each such option, and the plans under which they were issued, shall continue to apply in accordance with their terms, including any provisions providing for acceleration.

        (b) Parent shall (i) reserve for issuance the number of shares of Parent Common Stock that will become subject to the plans referred to in this Section
3.5 and (ii) issue or cause to be issued the appropriate number of shares of Parent Common Stock pursuant to such plans, upon the exercise or maturation of rights existing thereunder at the Effective Time or thereafter granted or awarded.

        (c) For purposes of this Section 3.5, "Company Stock Option Plans" means
                                 -----------   --------------------------
the StarGuide Digital Networks, Inc. 1996 Stock Option Plan and the StarGuide Digital Networks, Inc. 1999 Equity Incentive Plan.

3.5     Conversion of Company Common Stock Equivalents. Simultaneously with the
        ----------------------------------------------
Merger, each outstanding Company Common Stock Equivalent (other than options that are subject to Section 3.5 hereof) shall be converted into a Parent Common
                    -----------
Stock Equivalent of like character, convertible into the number of shares of Parent Common Stock equal to the Conversion Number multiplied by the number of shares of Company Common Stock which could have been obtained prior to the Effective Time upon the exercise of the right to receive shares of Company Common Stock under each such Company Common Stock Equivalent, at an exercise price per share equal to the exercise price for each such share of Company Common Stock subject to such Company Common Stock Equivalent divided by the Conversion Number, and all references in each such Company Common Stock Equivalent to the Company shall be deemed to refer to Parent, where appropriate.

                                  ARTICLE IV
                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

     The Company hereby represents and warrants to Parent and Merger Sub as follows:

4.1  Organization. The Company is a corporation duly organized, validly existing
     ------------
and in good standing under the laws of the State of Nevada, and has all requisite corporate power and authority to own, operate, or lease the assets and properties now owned, operated, or leased by it, and to conduct its operations as presently conducted by the Company. The Company is duly authorized, qualified, or licensed to do business as a foreign corporation, and is in good standing, under the Laws of each state or other jurisdiction in which the character of its properties owned, operated, or leased, or the nature of its activities, makes such qualification necessary, except in those states and jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. True and complete copies of the Company Articles of Incorporation and Company Bylaws, each as amended and in effect as of the date of this Agreement, have been made available to Parent.

4.2  Authority. The Company has all requisite corporate power and authority to
     ---------
enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of the Company, other than final approval of shareholders. This Agreement has been duly executed and delivered by the Company and, assuming the due authorization, execution, and delivery of this Agreement by Parent and Merger Sub, this Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be subject to (i) the effect of any applicable Laws of general application relating to bankruptcy, reorganization, insolvency, moratorium, or similar Laws affecting creditors' rights and relief of debtors generally, and (ii) the effect of rules of law and general principles of equity, including, without limitation, rules of law and general principles of equity governing specific performance, injunctive relief, and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). Company Shareholder Scott K. Ginsburg ("Ginsburg") has
                                                           --------
executed a Shareholder Voting Agreement with respect to his rights to vote Company capital stock, and delivered it to Parent. A copy of such executed Shareholder Voting Agreement is included in Schedule 4.2 hereto. Such
                                            ------------
Shareholder Voting Agreement has been duly executed and delivered by Ginsburg, and constitutes the legally valid and binding obligation of Ginsburg, enforceable against him in accordance with its terms.

4.3  No Violation; Third Party Consents. Except as set forth in Schedule 4.3
     ----------------------------------                         ------------
hereto, the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby, will not conflict with or violate in any material respect, constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, give rise to any right of termination, amendment, modification, acceleration or cancellation of any material obligation or loss of any material benefit under, result in the creation of any Encumbrance other than a

Permitted Encumbrance on any of the assets of the Company pursuant to, or require the Company to obtain any consent, waiver, approval or action of, make any filing with, or give any notice to any Person as a result or under, the terms and provisions of (i) the Company Articles of Incorporation or the Company Bylaws, (ii) any Contract to which the Company is a party or is bound, or (iii) any Law applicable to the Company, or any Governmental Order issued by a Governmental Authority by which the Company is in any way bound or obligated, except, in the case of clauses (ii) and (iii) of this Section 4.3, as would not,
                                                      -----------
in any individual case, have a Material Adverse Effect.

4.4  Government Consents. No consent, waiver, approval, order or authorization
     -------------------
of, or registration, qualification, designation, declaration or filing with, any Governmental Authority is required on the part of the Company in connection with the execution and delivery by the Company of this Agreement, the performance by the Company of its obligations hereunder, and the consummation by the Company of the transactions contemplated hereby, except (a) for those consents, waivers, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings required under or in relation to (i) the HSR Act, (ii) state securities or "blue sky" laws, (iii) the Securities Act, (iv) the Exchange Act, (v) the NGCL with respect to the filing and recordation of appropriate merger documents, (vi) antitrust or merger laws of other jurisdictions; or (b) where the failure to obtain such consent, waiver, approval, order or authorization, or to make such registration, qualification, designation, declaration or filing, would not, in any individual case, reasonably be expected to have a Material Adverse Effect.

4.5  Company Capitalization
     ----------------------

     (a) The authorized capital stock of the Company consists of 120,000,000 shares of Company Common Stock, of which 24,337,729 shares were issued and outstanding as of March 31, 2000. All such issued and outstanding shares of Company Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights created by statute, the Company Articles of Incorporation, the Company Bylaws or any agreement to which the Company is a party or by which it is bound. Except for (i) Company Common Stock issued after the date hereof upon the exercise of warrants and options outstanding as of the date hereof (as set forth in Schedule 4.5(b) hereto), and (ii) the shares of Company Common Stock
         ---------------
issued and outstanding as of the date hereof, there are no other issued or outstanding shares of capital stock.

     (b) Except as set forth in Schedule 4.5(b) hereto, as of the date
                                ---------------
hereof, there are no outstanding options, warrants, calls, rights of conversion or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Company Common Stock to which the Company is a party, or by which it is bound, obligating the Company to issue, deliver or sell, or cause to be issued, delivered, or sold, any shares of Company Common Stock.

     (c) As of the date hereof, there are (i) no rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Company

Common Stock to which the Company is a party, or by which it is bound, obligating the Company to repurchase, redeem or otherwise acquire any issued and outstanding shares of Company Common Stock and (ii) no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to the Company. As of the date hereof, neither the Company nor any of its Subsidiaries is a party to any oral or written agreement or plan, including any stock option plan, stock appreciation rights plan, restricted stock plan or stock purchase plan, any of the benefits of which will be increased, or the vesting of the benefits of which will be accelerated, by the occurrence of any of the transactions contemplated by this Agreement or the value of any of the benefits of which will be calculated on the basis of any of the transactions contemplated by this Agreement. No holder of any option to purchase shares of Company Common Stock, or shares of Company Common Stock granted in connection with the performance of services for the Company or its Subsidiaries, is or will be entitled to receive cash from the Company or any of its Subsidiaries in lieu of or in exchange for such option or shares as a result of the transactions contemplated by this Agreement (other than in lieu of fractional shares). Neither the Company nor any Subsidiary is a party to any termination benefits agreement or severance agreement or employment agreement which would be triggered by the consummation of the transactions contemplated by this Agreement.

4.6  Subsidiaries and Investments. Except as set forth in Schedule 4.6 hereto,
     ----------------------------                         ------------
(i) the Company does not have any Subsidiaries, (ii) none of the Company or its Subsidiaries, directly or indirectly, own or have the right to acquire any equity interest in any other corporation, partnership, joint venture or other business organization, and (iii) none of the Company or its Subsidiaries has made any material investment in or advance of cash or other extension of credit to any Person, or has any material commitment or obligation to do so.

4.7  Financial Statements. Attached to Schedule 4.7 hereto is a true, correct
     --------------------              ------------
and complete copy of (i) the audited balance sheet of the Company dated as of December 31, 1999 and the related audited statement of income for the year then ended, and (ii) the unaudited balance sheet of the Company dated as of March 31, 2000 (the "Company Financial Statement Date") and the related unaudited
           --------------------------------
statement of income for the three month period then ended (collectively, the "Company Financial Statements"). The Company Financial Statements, as of their respective dates, fairly present in all material respects in accordance with generally accepted accounting principles ("GAAP") the consolidated financial
                                           ----
position of the Company and its consolidated Subsidiaries as at the respective dates thereof and the consolidated results of their operations and their consolidated cash flows for the periods then ended (subject, in the case of unaudited statements, to any other adjustments described therein and normal year end audit adjustments and to any other adjustments described therein). Except as required by GAAP, the Company has not, since March 31, 2000, made any change in the accounting practices or policies applied in the preparation of the financial statements. The books and records of the Company and its Subsidiaries have been, and are being, maintained in all material respects in accordance with GAAP and other applicable legal and accounting requirements.

4.8  No Undisclosed Liabilities. The Company has no Liabilities of a type
     --------------------------
required by GAAP to be set forth on a balance sheet other than (i) the Liabilities reflected on the Company Financial Statements, (ii) Liabilities set forth in Schedule 4.8 hereto, (iii) Liabilities arising under Contracts set
         ------------
forth in Schedule 4.10(a) hereto, and (iv) Liabilities that individually or in
         ----------------
the aggregate, have not and would not reasonably be expected to have a Material Adverse Effect.

4.9  Intellectual Property and Proprietary Rights.
     --------------------------------------------

     (a) Except as would not, individually or in the aggregate, have a
Material Adverse Effect on the Company, the Company and each of its Subsidiaries are the owners of or have the valid and enforceable right to make, use, sell, offer to sell and import all Company Intellectual Property to the extent used in or necessary for the conduct of the Company's or any of its Subsidiaries' business, free and clear of all Encumbrances and free and clear of all licenses to third parties granting any right to use or practice any rights under any Company Intellectual Property. As used in this Agreement, the term "Company
                                                                    -------
Intellectual Property" shall mean: (i) the Company's or any of its Subsidiaries'
---------------------
registered and unregistered trade marks, service marks (including registrations, recordings and applications in the United States Patent and Trademark Office, any state of the United States or any other Governmental Authority worldwide), slogans, trade names, logos and trade dress (collectively, together with the good will symbolized thereby or associated with each, "Company Trademarks");
                                                       ------------------
(ii) all of the Company's or any of its Subsidiaries' national (including, but not limited to, the United States) and multinational statutory invention registrations, patents, patent registrations and patent applications (including, but not limited to, all reissues, divisions, continuations, continuations in part, extensions and reexaminations, and all rights therein provided by law, multinational treaties or conventions) (collectively, "Company Patents"); (iii)
                                                       ---------------
all of the Company's or any of its Subsidiaries' national and multinational registered and material unregistered copyrights, including, but not limited to, copyrights in software programs and databases (collectively, "Company
                                                              -------
Copyrights"); (iv) the Company's or any of its Subsidiaries' software programs,
----------
documentation and manuals used in connection therewith and databases (collectively, "Company Software"); (v) all of the Company's or any of its
                ----------------
Subsidiaries' (A) inventions, whether patentable or not patentable, whether or not reduced to practice, and not yet made the subject of a pending patent application or applications, (B) ideas and conceptions of potentially patentable subject matter, including, without limitation, any patent disclosures, whether or not reduced to practice and not yet made the subject of a patent application,
(C) trade secrets and confidential, technical information (including ideas, formulas, compositions, inventions and conceptions of inventions whether patentable or not patentable and whether or not reduced to practice), (D) technology (including, without limitation, Know-How and show-how), manufacturing and production processes and techniques, service and repair manuals, research and development information, drawings, specifications, designs, plans, proposals, technical data and copyrightable works, whether secret or confidential or not, and all proprietary or confidential business information,
(E) all rights to obtain and rights to apply for patents, and to register trademarks and copyrights and (F) all records (including, but not limited to, laboratory, research and testing notebooks) in any accessible format (including, but not limited to, paper records, photographs, audio and visual tape recordings and computer storage media and other information storage media) pertaining to patentable or potentially patentable subject matter and all technical manuals and documentation made or used in connection with any of the foregoing (collectively, "Company Technology"); and (vi) agreements pursuant to which the
                ------------------
Company or any of its Subsidiaries has obtained or granted the right to use any of the foregoing (collectively, and together with other agreements to which the Company or any of its Subsidiaries are a party relating to the development, acquisition, use, sale, offer for sale or importation of Company Intellectual Property, "Company License Agreements").
           --------------------------
     (b) The Company has delivered a schedule to Parent (the "Section 4.9
                                                              -----------
Schedule"), which, as of the date hereof, sets forth a true, complete and
--------
accurate list of the following Company Intellectual Property items owned by or under obligation of assignment to the Company or any of its Subsidiaries: (i) all registrations of and applications to register Company Trademarks material to the business of the Company or any of its Subsidiaries as conducted on the date of this Agreement; (ii) all unregistered Company Trademarks which are material to the business of the Company or any of its Subsidiaries as conducted on the date of this Agreement; (iii) all Company Patents; (iv) all registrations of and applications to register any Company Copyrights; (v) all Company Software; and
(vi) all Company License Agreements, other than off-the-shelf Company Software licenses and licenses accompanying the ordinary sale or delivery of products or services by the Company or any of its Subsidiaries.

     (c) Except as set forth in Schedule 4.9(c) hereto, either the Company or
                                ---------------
one of its Subsidiaries is the sole and exclusive owner of Company Intellectual Property items set forth in the Section 4.9 Schedule. Except as set forth in
Schedule 4.9(c) hereto, there is no Encumbrance on the right of the Company or
---------------
any of its Subsidiaries to transfer any of the Company Intellectual Property. Except as otherwise indicated in Schedule 4.9(c) hereto, (i) as of the date of
                                 ---------------
this Agreement, none of the Company Intellectual Property is subject to any pending proceedings, including opposition, cancellation, interference or similar adversarial proceeding by or before any Governmental Authority and no such proceedings are threatened, other than such proceedings that would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (d) There are no royalties, honoraria, fees or other payments payable by the Company or any of its Subsidiaries in respect of the use or the right to use any Company Intellectual Property to any Person or Governmental Authority (excluding Taxes, governmental or attorneys' fees required in the normal course of obtaining patent, trademark or copyright rights and excluding governmental maintenance fees), except as set forth in the Company License Agreements listed in the Section 4.9 Schedule and pursuant to off-the-shelf Company Software licenses. To the Company's knowledge the Company License Agreements set forth in
Section 4.9 Schedule are valid and binding obligations of the parties thereto, enforceable in accordance with their terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or similar laws in effect that affect the enforcement of creditors rights generally or general principals of equity, whether considered in a proceeding at law or in equity, and there exists no event or condition which will result in a violation or breach of, or constitute (with or without due notice or lapse of time or both) a default by the Company or any of its Subsidiaries (or, to the knowledge of the Company or any of its Subsidiaries, any other party thereto) under any Company License Agreement, except where such violations, breaches or defaults would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

     (e)  Except as disclosed in Schedule 4.9(e) hereto or as would not,
                                 ---------------
individually or in the aggregate, have a Material Adverse Effect on the Company,
(i) none of the use by the Company or any of its Subsidiaries of any Company Intellectual Property, the exercise of rights relating to Company Patents, Company Trademarks and Company Copyrights contained within Company Intellectual Property or the conduct of the business of the Company or any of its Subsidiaries infringes or otherwise violates any intellectual property rights (either directly or indirectly, such as through contributory infringement or inducement to infringe) of any third party and (ii) no such claims have been asserted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries which have not been resolved. Except as disclosed in
Schedule 4.9(e) hereto, as of the date of this Agreement, no claims that any
----------------
third party is infringing or otherwise violating any Company Intellectual Property rights of the Company or any of its Subsidiaries are pending or threatened by the Company or any of its Subsidiaries against any third party.

     (f) (i) As of the date of this Agreement, there are no suits or any other proceedings pending or, to the knowledge of the Company, threatened before any Governmental Authority to which the Company or any of its Subsidiaries is a party challenging (A) the Company's or such Subsidiary's rights to own or use any Company Intellectual Property or (B) the validity, enforceability or scope of the Company Intellectual Property and (ii) at the Effective Time, there are no such suits to which the Company or any of its Subsidiaries is a party challenging (A) the Company's or such Subsidiary's rights to own or use any Company Intellectual Property that is material to the business of the Company as conducted or proposed to be conducted on the date of this Agreement or (B) the validity, enforceability or scope of the Company Intellectual Property that is material to the business of the Company as conducted or proposed to be conducted on the date of this Agreement. There are no settlement agreements, consents, judgments, orders, forbearances to sue or similar obligations which materially restrict any rights of the Company or any of its Subsidiaries to (i) make, use, sell, offer for sale, import or license under any Company Intellectual Property or (ii) conduct its business in order to accommodate a third party's intellectual property rights.

     (g) The Company and each of its Subsidiaries employ reasonable measures to protect the confidentiality of the Company Technology. The Company and each of its Subsidiaries require employees with access to the Company Technology to execute a nondisclosure agreement substantially in accordance with the form(s) previously provided by the Company to Parent. None of the current or former employees, officers or directors of the Company or any of its Subsidiaries (i) is suspected to be in violation of any such agreement or (ii) is suspected of having disclosed any Company Technology to any third party except subject to an appropriate confidentiality agreement or as required by a Governmental Authority.

        (h) The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of any rights of the Company or any of its Subsidiaries to own, use or license any Company Intellectual Property, except where such losses or impairments would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

        (i) Since December 1, 1997, none of the Company or any of its Subsidiaries has disposed of or permitted to lapse any rights to the use of any Company Intellectual Property, or disposed of or disclosed to any Person other than representatives of the Company any Company trade secret, formula, process or Know-How not theretofore a matter of public knowledge other than in the ordinary course of business or pursuant to a secrecy agreement.

4.10    Material Company Contracts.
        --------------------------

        (a) Schedule 4.10(a) hereto contains a list of each Contract to which
            ----------------
the Company is a party or by which the Company or any of its assets is bound, as of the date hereof, which is material to the Company, (each, a "Material Company
                                                                ----------------
Contract" and, collectively, the "Material Company Contracts"). For purposes of
--------                          --------------------------
this Agreement, any Contract to which the Company is a party and which obligates the Company to pay or entitles the Company to receive less than $100,000 in annual payments shall be deemed not to be a Material Company Contract and any Contract to which the Company is a party and which obligates the Company to pay or entitles the Company to receive more than $100,000 in annual payments shall be deemed to be a Material Company Contract.

        (b) The Company has made available to Parent and its agents and representatives a copy of each written Material Company Contract. Each Material Company Contract is in full force and effect and represents a valid, binding and enforceable obligation of the Company in accordance with the respective terms thereof and, to the knowledge of the Company, represents a valid, binding and enforceable obligation of each of the other parties thereto. There exists no material breach or material default (or event that with notice or the lapse of time, or both, would constitute a material breach or material default) on the part of the Company or, to the knowledge of the Company, on the part of any other party under any Material Company Contract, in any case which has had or could reasonably be expected to have a Material Adverse Effect. The Company is not currently renegotiating any Material Company Contract or paying liquidated damages in lieu of the performance thereunder.

4.11    Material Company Licenses. The Company owns or possesses all right,
        -------------------------
title and interest in and to all Licenses which are necessary to conduct its operations as conducted by the Company as of the date hereof, except for such Licenses which the failure to obtain or possess would not have a Material Adverse Effect (each, a "Material Company License" and, collectively, the
                         ------------------------
"Material Company Licenses"). No loss or expiration of any Material Company
 -------------------------
License is pending or, to the knowledge of the Company, threatened, other than the expiration of any Material Company Licenses in accordance with the terms thereof which may be renewed in the ordinary course of business.

4.12    Company Benefit Plans.
        ---------------------

        (a) Schedule 4.12(a) hereto lists each Company Plan (as defined in
            ----------------
Section 4.12(b)). With respect to each material Company Plan, the Company has
----------------
made (or as soon as practicable will make) available to Parent a true and correct copy of (i) the three most recent annual reports (Form 5500) filed with the Internal Revenue Service (the "IRS"), (ii) such Company Plan and any
                                   ---
amendments thereto, (iii) each trust agreement, insurance contract or administration agreement relating to such Company Plan and the latest financial statements thereof, (iv) the most recent summary plan description of each Company Plan for which a summary plan description is required, (v) the most recent actuarial report or valuation relating to a Company Plan subject to Title IV of ERISA, (vi) the most recent determination letter, if any, issued by the IRS with respect to any Company Plan intended to be qualified under Section 401(a) of the Code and (vii) any written description that exists as of the date of this Agreement of any unwritten Company Plan. Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company,
(i) each Company Plan complies with all applicable statutes and governmental rules and regulations, including but not limited to ERISA, the Code and the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended ("COBRA"),
                                                                     -----
and (ii) no "reportable event" (within the meaning of Section 4043 of ERISA) has occurred with respect to any Company Plan for which the 30 day notice requirement has not been waived, (iii) none of the Company or its Subsidiaries is or has been obligated to contribute or otherwise may have any liability with respect to any Company Multiemployer Plan (as hereinafter defined), (iv) no action has been taken, or is currently being considered, to terminate any Company Plan subject to Title IV of ERISA, (v) the Company has complied with the continued medical coverage requirements of COBRA, (vi) no Company Plan has engaged in a "prohibited transaction" (as defined in Section 4975 of the Code or Section 406 of ERISA) and (vii) no liability under Title IV or Section 302 of ERISA or Section 412 of the Code has been incurred by the Company that has not been satisfied in full, and to the knowledge of the Company no condition exists that presents a risk to the Company of incurring any such liability. Except as would not, individually or in the aggregate, have a Material Adverse Effect on the Company, no Company Plan subject to Title IV of ERISA, nor any trust created thereunder, has incurred any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived.

        (b) All contributions required to be made with respect to any Company Plan on or prior to the Effective Time have been timely made or are reflected on the most recent balance sheet of the Company. With respect to the Company Plans, no event has occurred in connection with which the Company would be subject to any liability under the terms of such Company Plans, ERISA, the Code or any other applicable law which would have, individually or in the aggregate, a Material Adverse Effect on Parent. Except as set forth in Schedule 4.12(b)
                                                          ----------------
hereto, with respect to any current or former employee, director, officer, consultant or contractor of the Company or its Subsidiaries, consummation of the transactions contemplated by this Agreement shall not result in the payment or provision of additional compensation or benefits or accelerate the vesting, payment or funding of any compensation or benefits. All Company Plans that are intended to be qualified under Section 401(a) of the Code have been determined by the

IRS to be so qualified or a timely application for such determination is pending, and to the knowledge of the Company, there is no reason why any such Company Plan is not so qualified in operation. The Company does not have any material liability or obligation under any welfare plan to provide benefits after termination of employment to any employee or dependent other than as required by ERISA or similar state or local. There are no pending or, to the knowledge of the Company, threatened, claims, suits, audits or investigations related to any Company Plan other than claims for benefits in the ordinary course and other than claims, suits, audits or investigations that would not, individually or in the aggregate, have a Material Adverse Effect on the Company. As used herein, (i) "Company Plan" means each deferred compensation and each
                     ------------
bonus or other incentive compensation, stock purchase, stock option and other equity compensation or ownership plan, program, agreement or arrangement, each severance or termination pay, medical, surgical, hospitalization, life insurance and other "welfare" plan, fund or program (within the meaning of Section 3(1) of ERISA); each profit sharing, stock bonus or other "pension" plan, fund or program (within the meaning of Section 3(2) of ERISA); each employment, retention, consulting, termination or severance agreement; and each other employee benefit plan, fund, program, agreement or arrangement, in each case, that is sponsored, maintained or contributed to or required to be contributed to by the Company or its Subsidiaries, including any plan subject to Title IV of ERISA maintained within the past five (5) years by the Company or any of its Subsidiaries and (ii) "Company Multiemployer Plan" means a "multiemployer plan"
                       --------------------------
(as defined in Section 4001(a)(3) of ERISA) to which the Company is or has been obligated to contribute or otherwise may have any liability.

4.13 Sufficiency of Assets. The Company owns or has valid rights to use all of
     ---------------------
the assets necessary for the conduct of its operations in a manner consistent with past practice except in cases where the absence of such rights would not reasonably be expected to have a Material Adverse Effect.

4.14 Litigation; Governmental Orders. Except as set forth in Schedule 4.14
     -------------------------------                         -------------
hereto, and other than with respect to Taxes, which shall be governed by Section
                                                                         -------
4.16, as of the date hereof, there are no pending or, to the knowledge of the
----
Company, threatened Actions by any Person or Governmental Authority against or relating to the Company or, to the knowledge of the Company, any current or former employees (in their capacity as such) of the Company, other than those which would not, in any individual case, reasonably be expected to have a Material Adverse Effect.

4.15 Compliance with Laws. To the knowledge of the Company, the Company is in
     --------------------
compliance with each material Law or Governmental Order applicable to the Company, other than those which would not, in any individual case, reasonably be expected to have a Material Adverse Effect.

4.16 Tax Matters.
     -----------

     (a)  Except as set forth in Schedule 4.16(a), all material federal, state,
                                 ----------------
local and foreign Tax Returns required to be filed (taking into account extensions) by or on behalf of the Company and each of its Subsidiaries (i) have been timely filed and (ii) are true, complete and correct in all material respects.

     (b) All material Taxes payable by or with respect to the Company and each of its Subsidiaries have been timely paid, or adequately reserved for (in accordance with GAAP) in the most recent Company Financial Statements.

     (c)  Except as set forth in Schedule 4.16(c), no Tax deficiencies or other
                                 ----------------
adjustments relating to the income Tax Returns or other material Tax Returns of the Company or any of its Subsidiaries have been proposed, asserted or assessed either orally or in writing against the Company or any of its Subsidiaries that remain unpaid. All assessments for Taxes due and owing by or with respect to the Company or any of its Subsidiaries with respect to completed and settled examinations or concluded litigation have been paid.

     (d) There are no material liens for Taxes on any of the assets of the Company or any of its Subsidiaries, other than liens for Taxes not yet due and payable and those being contested in good faith.

     (e)  Except as set forth in Schedule 4.16(e), no audits, examinations or
                                 ----------------
other judicial or administrative proceedings have been completed or are presently being conducted with respect to the Company's or any of its Subsidiaries' income Tax Returns or other material Tax Returns, nor has the Company been notified of any request for an audit or examination.

     (f) The Company and each of its Subsidiaries have complied with all rules and Treasury regulations relating to the payment and withholding of Taxes (including, without limitation, withholding of Taxes pursuant to Sections 1441 and 1442 of the Code or similar provisions under any foreign Laws) and have, within the time and in the manner required by law, withheld from employee wages and paid over to the proper Governmental Authorities all amounts required to be so withheld and paid over under all applicable Laws.

     (g)  Except as set forth in Schedule 4.16(g), the Company and each of its
                                 ----------------
Subsidiaries (i) have not waived any statutory period of limitations in respect of Taxes or Tax Returns and no request for any such waiver is currently pending and (ii) are not party to, bound by, or obligated under any agreement, contract or arrangement for the sharing, allocation, or indemnification of Taxes.

     (h) The Company will make available to Parent as requested by Parent, in a timely manner, copies of (i) all federal, state, local and foreign Tax Returns filed by the Company and each of its Subsidiaries for all taxable periods ending on or after December 31, 1996 and all Tax Returns for all other taxable periods with respect to which the statute of limitations has not expired or been closed and (ii) any audit report issued within the last three years (or otherwise with respect to any audit or investigation in progress) relating to Taxes due from or with respect to the Company and each of its Subsidiaries.

     (i) Neither the Company nor any of its Subsidiaries has filed a consent pursuant to Section 341(f) of the Code or agreed to have Section 341(f)(2) of the Code apply to any disposition of a "subsection (f) asset" (as such term is defined in Section 341(f)(4) of the Code) owned by the Company or any of its Subsidiaries.

     (j) The Company is not, and has not been in the last five years, a "United States real property holding corporation" (as such term is defined in Section 897(c)(2) of the Code).

     (k) No requests for rulings or determination letters or competent authority relief with respect to the Company or any of its Subsidiaries is currently pending with any taxing authority with respect to any Taxes, and neither the Company nor any of its Subsidiaries has entered into any closing agreements with respect to Taxes.

     (l) The Company operates at least one significant historic business, or owns at least a significant portion of its historic business assets, in each case within the meaning of Treasury Regulation Section 1.368-1(d).

     (m)  Except as set forth in Schedule 4.16(m), no claim has been made by a
                                 ----------------
taxing authority in a jurisdiction where the Company or any of its Subsidiaries does not file Tax Returns to the effect that the Company or any of its Subsidiaries is or may be subject to Tax by that jurisdiction.

     (n) Neither the Company nor any of its Subsidiaries (i) has been a member of an affiliated group within the meaning of Section 1504(a) of the Code (or any group defined under a similar or analogous state, local or foreign Law) other than an affiliated group the common parent of which is the Company or (ii) has any liability under Treasury Regulation Section 1.1502-6 (or similar provision under state, local or foreign Law), as a transferee or successor, by contract or otherwise, for Taxes of any other Person.

     (o) Neither the Company nor any of its Subsidiaries has been the subject of any distribution, or distributed the stock of any corporation, in a transaction satisfying the requirements of Section 355(a) of the Code, since April 16, 1997.

     (p)  Except as set forth in Schedule 4.16(p), no extension of time with
                                 ----------------
respect to any date on which a Tax Return was or is to be filed by the Company or any of its Subsidiaries is in force.

     (q) Neither the Company nor any of its Subsidiaries has agreed to or is required to include in income any adjustments under Section 481(a) of the Code (or an analogous provision of state, local or foreign Law).

     (r) Neither the Company nor any of its Subsidiaries has any deferred income reportable for a period ending after the Closing Date but that is attributable to a transaction (e.g., an installment sale) occurring in, or resulting from a change of accounting method for, a period ending on or prior to the Closing Date.

4.17  Environmental Matters. Except for Liabilities not reasonably be expected
      ---------------------
to result in a Material Adverse Effect, (i) during the course of its operation, the Company has not engaged in any Hazardous Materials Activity in violation of any applicable Environmental Law, and (iii) as of the date hereof, no Action is pending or, to the knowledge of the Company, has been threatened in writing against the Company any of the Hazardous Materials Activities of the Company with respect to its operations.

4.18  No Material Misrepresentations or Omissions by the Company. No
      ----------------------------------------------------------
representations or warranties by the Company in this Agreement, nor any document, exhibit, statement, certificate or schedule heretofore or hereinafter furnished to Parent pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements or facts contained therein not misleading.

4.19  Brokers. All negotiations relative to this Agreement and the transactions
      -------
contemplated hereby have been carried out by the Company directly with Parent without the intervention of any Person on behalf of the Company in such manner as to give rise to any valid claim by any Person against Parent or Merger Sub for a finder's fee, brokerage commission or similar payment, other than Morgan Stanley Dean Witter, whose fees and expenses shall be borne by the Company.

4.20  Title to Properties.
      -------------------

      The Company and each of its Subsidiaries owns outright, and has good and marketable title to, all of its owned assets free and clear of all Encumbrances or conflicting claims of any nature whatsoever. None of such assets are subject to restrictions with respect to the transferability thereof and title thereto will not be affected in any way by the transactions described in the Agreement. Neither the Company nor any of its Subsidiaries owns any real property or any interest in real property other than leases of real property.

4.21  Labor Matters.
      -------------

      Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or labor contract. Neither the Company nor any of its Subsidiaries has engaged in any unfair labor practice with respect to any Persons employed by or otherwise performing services for the Company or any of its Subsidiaries (the "Parent Business Personnel"), and there is no unfair labor
                       -------------------------
practice complaint or grievance against the Company or any of its Subsidiaries by the National Labor Relations Board or any comparable state agency pending or, to the Company's knowledge, threatened in writing with respect to the Company Business Personnel, except where such unfair labor practices, complaints or grievances would not, individually or in the aggregate, have a Material Adverse Effect on the Company. There is no labor strike, dispute, slow down or stoppage pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries which may interfere with the respective business activities of the Company or any of its Subsidiaries, except where such disputes, strikes or work stoppages would not, individually in the aggregate, have a Material Adverse

Effect on the Company. The Company and its Subsidiaries are in compliance with all labor, employment and wage payment related laws, regulations and rules, except where the failure to be in such compliance would not, individually or in the aggregate, have a Material Adverse Effect on the Company.

4.22  Insurance.
      ---------

      Schedule 4.22 hereto contains a complete and accurate list and description
      -------------
of all policies of fire, liability, product liability and other forms of insurance presently in effect insuring the Company, its Subsidiaries, and their respective assets.

4.23  Dividends.
      ---------

      No dividends have been paid or declared during the period from July 5, 1999 to July 5, 2000.

4.24  Fairness Opinion.
      ----------------

      Prior to voting to approve the Merger, the Company's Board of Directors received an oral opinion from Morgan Stanley Dean Witter that the Conversion Number is fair to the Company's shareholders from a financial point of view.


                                   ARTICLE V
            REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

      Parent and Merger Sub hereby jointly and severally represent and warrant to the Company, as follows:

5.1   Organization. Each of Parent and Merger Sub is a corporation duly
      ------------
organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and authority to own, operate or lease the assets and properties now owned, operated or leased by it, and to conduct its operations as presently conducted by each of Parent and Merger Sub. Each of Parent and Merger Sub is duly authorized, qualified or licensed to do business as a foreign corporation, and is in good standing, under the Laws of each state or other jurisdiction in which the character of its properties owned, operated or leased, or the nature of its activities, makes such qualification necessary, except in those states and jurisdictions where the failure to be so qualified or in good standing would not reasonably be expected to have a Material Adverse Effect. True and complete copies of the Certificate of Incorporation (the "Parent Certificate of Incorporation") and Bylaws (the
                    -----------------------------------
"Parent Bylaws") of Parent, and the Articles of Incorporation ("Merger Sub
 -------------                                                  ----------
Articles of Incorporation") and Bylaws ("Merger Sub Bylaws") of Merger Sub, each
-------------------------                -----------------
as amended and in effect as of the date of this Agreement, have been made available to the Company.

5.2   Authority. Each of Parent and Merger Sub has all requisite corporate power
      ---------
and authority to enter into this Agreement, to perform its obligations hereunder, and to consummate the transactions contemplated hereby. The execution and delivery by Parent and Merger Sub of this Agreement, the performance by Parent and Merger Sub of its obligations hereunder, and the consummation by Parent and Merger Sub of the transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Parent and Merger Sub, other than final approval by shareholders. This Agreement has been duly executed and delivered by Parent and Merger Sub and, assuming the due authorization, execution and delivery of this Agreement by the Company, this Agreement constitutes a legally valid and binding obligation of Parent and Merger Sub, enforceable against Parent and Merger

Sub in accordance with its terms, except as such enforceability may subject to
(i) the effect of any applicable Laws of general application relating to bankruptcy, reorganization, insolvency, moratorium or similar Laws affecting creditors' rights and relief of debtors generally, and (ii) the effect of rules of law and general principles of equity, including, without limitation, rules of law and general principles of equity governing specific performance, injunctive relief and other equitable remedies (regardless of whether such enforceability is considered in a proceeding in equity or at law). Each of Parent shareholders Lawrence D. Lenihan ("Lenihan"), Michael G. Linnert ("Linnert"), and Ginsburg
                      -------                         -------
has executed a Shareholder Voting Agreement with respect to his rights to vote Parent capital stock, and delivered it to the Company. A copy of each such executed Shareholder Voting Agreement is included in Schedule 5.2 hereto. Each
                                                     ------------
of such Shareholder Voting Agreements has been duly executed and delivered by Lenihan, Linnert, or Ginsburg, as applicable, and constitutes the legally valid and binding obligation of Lenihan, Linnert, or Ginsburg, as applicable, enforceable against Lenihan, Linnert, or Ginsburg, as applicable, in accordance with its terms.

5.3  Parent Common Stock.
     -------------------

     (a) The authorized capital stock of Parent consists of 100,000,000 shares of Parent Common Stock, of which 28,080,907 shares have been issued and are outstanding as of March 31, 2000 and 15,000,000 shares of preferred stock, none of which have been issued. All such issued and outstanding shares of Parent Common Stock have been duly authorized and validly issued, are fully paid and nonassessable and were not issued in violation of any preemptive or similar rights created by statute, the Parent Certificate of Incorporation, the Parent Bylaws, or any agreement to which Parent is a party or by which it is bound. Except for (i) Parent Common Stock issued after the date hereof upon the exercise of warrants and options outstanding as of the date hereof (as set forth in Schedule 5.3(b) hereto), and (ii) the shares of Parent Common Stock issued
   ---------------
and outstanding as of the date hereof, there are no other issued or outstanding shares of capital stock.

     (b)  Except as set forth in Schedule 5.3(b) hereto, as of the date hereof,
                                 ---------------
there are no outstanding options, warrants, calls, rights of conversion, or other rights, agreements, arrangements or commitments of any kind or character, whether written or oral, relating to the Parent Common Stock to which Parent is a party, or by which it is bound, obligating Parent to issue, deliver or sell, or cause to be issued, delivered, or sold, any shares of Parent Common Stock.

     (c) As of the date hereof, there are (i) no rights, agreements, arrangements, or commitments of any kind or character, whether written or oral, relating to the Parent Common Stock to which Parent is a party, or by which it is bound, obligating Parent to repurchase, redeem or otherwise acquire any issued and outstanding shares of Parent Common Stock and (ii) no outstanding or authorized stock appreciation, phantom stock, profit participation, or other similar rights with respect to Parent.

5.4  Reports and Financial Statements.  The following reports, proxy
     --------------------------------
statements, and prospectuses filed by Parent with the SEC are publicly available:

     (a) Parent's Annual Reports on Form 10-K filed with the SEC for each of the years ended December 31, 1997, 1998, and 1999;

     (b) Each definitive proxy statement filed by Parent with the SEC since January 1, 1997;

     (c) Each final prospectus filed by Parent with the SEC since January 1, 1997; and

     (d) All Current Reports on Form 8-K filed by Parent with the SEC since December 31, 1997.

     (e) 10-Q, filed by Parent with the SEC for the period ended March 31, 2000.

     As of their respective dates, such reports, proxy statements, and prospectuses filed on or prior to the date hereof (collectively, "Parent SEC
                                                                  ----------
Reports") (i) complied as to form in all material respects with the applicable
-------
requirements of the Securities Act and the Exchange Act and (ii) did not contain any untrue statement of material fact or omit any statement of material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, except to the extent that any Parent SEC Reports were subsequently amended or modified by a filing prior to the date hereof, such representation is given only with respect to such Parent SEC Report as so amended or modified as of the date of such amendment or modification. Since January 1, 1997 and to the date hereof, Parent has timely filed all material reports, registration statements and other filings required to be filed by it with the SEC under the rules and regulations of the SEC.

5.5  Brokers. All negotiations relative to this Agreement and the transactions
     -------
contemplated hereby have been carried out by Parent directly with the Company without the intervention of any Person on behalf of Parent in such manner as to give rise to any valid claim by any Person against the Company for a finder's fee, brokerage commission or similar payment, other than Chase, Hambrecht & Quist, whose fees and expenses shall be borne by Parent.

5.6  Subsidiaries.  The representations and warranties of Parent set forth in
     ------------
this Article V shall also be deemed to refer to any Subsidiary of Parent.

5.7  Dividends.  No dividends have been paid or declared during the period from
     ---------
July 5, 1999 to July 5, 2000.

5.8. Fairness Opinion. Prior to voting to approve the Merger, Parent's Board of
     ----------------
Directors received an oral opinion from Chase, Hambrecht & Quist that the Conversion Number is fair to Parent's shareholders from a financial point of view.

                                  ARTICLE VI
                           COVENANTS AND AGREEMENTS

6.1  Conduct of Business.
     -------------------

     (a) At all times during the period commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section 8.1 hereof, unless Parent shall otherwise consent in
                  -----------
writing (which consent shall not be unreasonably withheld or delayed), and except as otherwise set forth herein, the Company shall (a) operate in accordance with the ordinary course of business and consistent with past practices, (b) use commercially reasonable efforts to preserve intact the goodwill of the Company and the current relationships of the Company with its officers, employees, customers, suppliers, and others with significant and recurring business dealings with the Company, and (c) maintain the books of account and records of the Company in the usual, regular, and ordinary manner and consistent with past practices.

     (b) At all times during the period commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section 8.1 hereof, unless the Company shall
                                    -----------
otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), Parent shall (a) operate in accordance with the ordinary course of business and consistent with past practices, (b) use commercially reasonable efforts to preserve intact the goodwill of Parent and the current relationships of Parent with its officers, employees, customers, suppliers and others with significant and recurring business dealings with Parent, and (c) maintain the books of account and records of Parent in the usual, regular and ordinary manner and consistent with past practices.

     (c) At all times during the period commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section 8.1 hereof, unless Parent shall
                                    -----------
otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), and except as otherwise contemplated hereby or as set forth in
Schedule 6.1(c) hereto, the Company shall not take, or cause to be taken, any of
---------------
the following actions:

          (i)   redeem or repurchase any outstanding shares of Company Common
Stock;

          (ii) split, combine, reclassify or recapitalize any shares of, or declare, set aside or pay any dividend (including, without limitation, an extraordinary dividend) or other distribution (whether in cash, stock or property or any combination thereof) in respect of any class of Company Common Stock or any other securities of the Company or any of its Subsidiaries or redeem, repurchase or otherwise acquire any Company Common Stock or any other securities of the Company or any of its Subsidiaries;

          (iii) other than in conjunction with a Company Equity Sale (as defined in Section 6.13 hereof), authorize for issuance, issue, sell, pledge,
           ------------
deliver or commit to issue, sell, pledge or deliver any Company Common Stock (including, without limitation, any options to acquire any Company Common Stock) or any securities convertible into or exchangeable for any class of Company Common Stock;

             (iv) amend the Company Articles of Incorporation or the Company Bylaws;

             (v) sell, abandon or make any other disposition of any of the assets of the Company other than in the ordinary course of business consistent with past practice;

             (vi) except in the ordinary course of business, incur or assume any Liability; or

             (vii) make any acquisition of all or any part of the capital stock or all or substantially all of the assets, properties or businesses of any other Person in an amount in excess of $500,000.

             (viii) change or agree to rearrange in any material respect the character of the Company's business;

             (ix) (A) adopt, enter into or amend any arrangement which is, or would be, a Company Plan unless otherwise required by applicable Law or this Agreement, or (B) make any change in any actuarial methods or assumptions used in funding any Company Plan or in the assumptions or factors used in determining benefit equivalencies thereunder;

             (x)    knowingly waive any right of material value;

             (xi) make any material write down of inventory or material write off as uncollectible of accounts receivable;

             (xii) increase any wage, salary, bonus or other direct or indirect compensation payable or to become payable to any of the employees of the Company, or make any accrual for or commitment or agreement to make or pay the same, other than increases in wages, salary, bonuses or other direct or indirect compensation made in the ordinary course of business consistent with past practice, and those required by any existing Contract or Law;

             (xiii) make any commitment to pay any severance or termination pay to any employee of the Company or any independent contractor, consultant, agent or other representative of the Company, other than commitments to pay such employees of the Company in the ordinary course of business consistent with past practice;

             (xiv) unless otherwise required by Law, make or revoke any material Tax election, settle or compromise any material Tax liability, change (or make a request to any taxing authority to change) any material aspect of its method of accounting for Tax purposes or waive or extend the statute of limitations in respect of any material Taxes;

             (xv) knowingly violate or knowingly fail to perform any material obligation or duty imposed upon it or any Subsidiary by any applicable Law;

          (xvi) take any action, other than reasonable and usual actions in the ordinary course of business consistent with past practice, with respect to accounting policies or procedures and other than actions required to be taken by GAAP;

          (xvii) enter into any joint venture, production or marketing arrangement without Parent's prior written consent; or

          (xviii) enter into any contract, agreement, commitment or arrangement to take any action prohibited by this Section 6.1(c).
                                      --------------

     (d) At all times during the period commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section 8.1 hereof, unless the Company shall
                                    -----------
otherwise consent in writing (which consent shall not be unreasonably withheld or delayed), and except as otherwise contemplated hereby, Parent shall not take, or cause to be taken, any of the following actions:

          (i)      redeem or repurchase any outstanding shares of Parent Common
Stock;

          (ii) split, combine, reclassify or recapitalize any shares of, or declare, set aside or pay any dividend (including, without limitation, an extraordinary dividend) or other distribution (whether in cash, stock or property or any combination thereof) in respect of any class of Parent Common Stock or any other securities of Parent or any of its Subsidiaries or redeem, repurchase or otherwise acquire any Parent Common Stock or any other securities of Parent or any of its Subsidiaries;

          (iii) authorize for issuance, issue, sell, pledge, deliver or commit to issue, sell, pledge or deliver any Parent Common Stock (including, without limitation, any options to acquire any Parent Common Stock) or any securities convertible into or exchangeable for any class of Parent Common Stock;

          (iv) amend the Parent Certificate of Incorporation or the Parent Bylaws, permit any amendment to the Merger Sub Articles of Incorporation or the Merger Sub Bylaws, or take any other action that would cause Merger Sub to cease being a wholly-owned subsidiary of Parent;

          (v) sell, abandon or make any other disposition of any of the assets of Parent other than in the ordinary course of business consistent with past practice;

          (vi) except in the ordinary course of business, incur or assume any Liability;

          (vii) make any acquisition of all or any part of the capital stock or all or substantially all of the assets, properties or businesses of any other Person in an amount in excess of $500,000;

          (viii) change or agree to rearrange in any material respect the character of Parent's business;

          (ix) (A) adopt, enter into or amend any arrangement which is, or would be, a Parent Benefit Plan unless otherwise required by applicable Law or this Agreement, or (B) make any change in any actuarial methods or assumptions used in funding any Parent Benefit Plan or in the assumptions or factors used in determining benefit equivalencies thereunder;

          (x)     knowingly waive any right of material value;

          (xi) make any material write down of inventory or material write off as uncollectible of accounts receivable;

          (xii) increase any wage, salary, bonus or other direct or indirect compensation payable or to become payable to any of the employees of Parent, or make any accrual for or commitment or agreement to make or pay the same, other than increases in wages, salary, bonuses or other direct or indirect compensation made in the ordinary course of business consistent with past practice, and those required by any existing Contract or Law;

          (xiii) make any commitment to pay any severance or termination pay to any employee of Parent or any independent contractor, consultant, agent or other representative of Parent, other than commitments to pay such employees of Parent in the ordinary course of business consistent with past practice;

          (xiv) unless otherwise required by Law, make or revoke any material Tax election, settle or compromise any material Tax liability, change (or make a request to any taxing authority to change) any material aspect of its method of accounting for Tax purposes or waive or extend the statute of limitations in respect of any material Taxes;

          (xv) knowingly violate or knowingly fail to perform any material obligation or duty imposed upon it or any Subsidiary by any applicable Law;

          (xvi) take any action, other than reasonable and usual actions in the ordinary course of business consistent with past practice, with respect to accounting policies or procedures and other than actions required to be taken by GAAP;

          (xvii) enter into any joint venture, production or marketing arrangement without the Company's prior written consent; or

          (xviii) enter into any contract, agreement, commitment or arrangement to take any action prohibited by this Section 6.1(d).
                                      --------------

6.2  Access and Information. Subject to the terms of Section 6.14 hereof, at all
     ----------------------                          ------------
times during the period commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section
                             -------

8.1 hereof, each of the Company and Parent shall permit the other, and its
---
authorized agents and representatives, to have reasonable access, upon reasonable notice and during normal business hours, to all employees of such party, assets and all relevant books, records and documents of or relating to such party, and shall furnish to such other party such information and data, financial records and other documents relating to such party as such other party may reasonably request. Each party shall permit the other party and its agents and representatives reasonable access to such party's accountants, auditors and suppliers for reasonable consultation or verification of any information obtained by such other party during the course of any investigation conducted pursuant to this Section 6.2, and shall use all commercially reasonable efforts
                 -----------
to cause such Persons to cooperate with such other party and its agents and representatives in such consultations and in verifying such information.

6.3  Further Actions.
     ---------------

     (a) Upon the terms and subject to the conditions set forth in this Agreement (including, without limitation, the terms of Section 6.3(b) hereof),
                                                       --------------
the Company, Parent and Merger Sub shall each use its respective commercially reasonable best efforts to take, or cause to be taken, all appropriate action, and to do, or cause to be done, and to assist and cooperate with the other party or parties hereto in doing, all things necessary, proper or advisable under applicable Laws to consummate the transactions contemplated hereby, including, without limitation: (i) obtaining all necessary actions or nonactions, waivers, consents, approvals, authorizations, qualifications and other orders of any Governmental Authorities with competent jurisdiction over the transactions contemplated hereby, (ii) obtaining all necessary consents, approvals or waivers from third parties, (iii) defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including, without limitation, seeking to have vacated or reversed any stay or temporary restraining order entered by any Governmental Authority prohibiting or otherwise restraining the consummation of the transactions contemplated hereby, and (iv) executing and delivering any additional instruments, certificates and other documents necessary or advisable to consummate the transactions contemplated hereby and to fully carry out the purposes of this Agreement.

     (b) Without limiting the generality of the foregoing, the Company, Parent and Merger Sub hereby agree to provide promptly to Governmental Authorities with regulatory jurisdiction over enforcement of any applicable antitrust laws all information and documents requested by any such Governmental Authorities or necessary, proper or advisable to permit consummation of the transactions contemplated hereby, and to file any Notification and Report Form and related material required under the HSR Act as soon as practicable after the date hereof. The Company, Parent and Merger Sub shall each thereafter use its respective commercially reasonable best efforts to complete as soon as practicable its substantial compliance with any requests for additional information or documentary material that may be made under the HSR Act. The Company, Parent and Merger Sub hereby further agree to use their respective commercially reasonable best efforts to (i) obtain any governmental clearances required for consummation of the transactions contemplated hereby, (ii) respond to any government request for information, (iii) contest and resist any action, including any legislative, administrative or judicial action, and have vacated, lifted, reversed or overturned, any Governmental Order (whether temporary, preliminary or permanent) that restricts, prevents or prohibits the consummation of the transactions contemplated hereby, including, without limitation, by using all legal efforts to vigorously pursue all available avenues of administrative and judicial appeal and all available legislative action, and (iv) in the event that any permanent or preliminary injunction or other order is entered or becomes reasonably foreseeable to be entered in any proceeding that would make consummation of the transactions contemplated hereby in accordance with the terms of this Agreement unlawful or that would prohibit, prevent, delay or otherwise restrain the consummation of the transactions contemplated hereby, to cause the relevant Governmental Authorities to vacate, modify or suspend such injunction or order so as to permit the consummation of the transactions contemplated hereby prior to the Termination Date (as defined below).

     (c) Parent shall file all reports required to be filed by Parent with the SEC (whether required as a result of this Agreement and the transactions contemplated thereby or otherwise) between the date commencing upon the execution and delivery hereof by each of the parties hereto and terminating upon the earlier to occur of the Effective Time or the termination of this Agreement pursuant to and in accordance with the terms of Section 8.1 hereof, and shall
                                                -----------
deliver to the Company copies of all such filings promptly.

     (d) The Company, Parent, and Merger Sub each acknowledges and agrees that any action to be taken by Parent or Merger Sub with respect to this Agreement or the Merger shall be subject to approval by a majority of the Parent Special Committee, and shall not require approval by a majority of the Board of Directors of Parent.

6.4  Fulfillment of Conditions by the Company
     ----------------------------------------

     (a) The Company shall not knowingly take or cause to be taken, or fail to take or cause to be taken, any action that would cause the conditions to the obligations of the Company or Parent and Merger Sub to consummate the transactions contemplated hereby to fail to be satisfied or fulfilled at or prior to the Closing, including, without limitation, by taking or causing to be taken, or failing to take or cause to be taken, any action that would cause the representations and warranties made by the Company in Article IV hereof to fail
                                                      ----------
to be true and correct as of the Closing in all material respects. The Company shall take, or cause to be taken, all commercially reasonable actions within its power to cause to be satisfied or fulfilled, at or prior to the Closing, the conditions precedent to the obligations of Parent and Merger Sub to consummate the transactions contemplated hereby as set forth in Article VII hereof.
                                                     -----------

     (b) Without limiting the generality of the foregoing, as soon as practicable following the date of this Agreement, the Company shall cause no less than 90% of shares of Company Common Stock that are issued and outstanding as of the time the vote under this Section 6.4(b) is made to vote in favor of
                                   --------------
approving the transactions contemplated by this Agreement.

6.5  Fulfillment of Conditions by Parent and Merger Sub.
     --------------------------------------------------

     (a) Parent and Merger Sub shall not knowingly take or cause to be taken, or fail to take or cause to be taken, any action that would cause the conditions to the obligations of the Company or Parent and Merger Sub to consummate the transactions contemplated hereby to fail to be satisfied or fulfilled at or prior to the Closing, including, without limitation, by taking or causing to be taken, or failing to take or cause to be taken, any action that would cause the representations and warranties made by Parent and Merger Sub in Article V hereof
                                                                ---------
to fail to be true and correct as of the Closing in all material respects. Parent and Merger Sub shall take, or cause to be taken, all commercially reasonable actions within its respective power to cause to be satisfied or fulfilled, at or prior to the Closing, the conditions precedent to the obligations of the Company to consummate the transactions contemplated hereby as set forth in Article VII hereof.
             -----------

     (b) Without limiting the generality of the foregoing, as soon as practicable following the date of this Agreement, Parent shall (i) prepare and file with the SEC a proxy statement and a registration statement on SEC Form S-4, in which the proxy statement shall be included as a prospectus (the "Form S-
                                                                        -------
4"), (ii) use reasonable efforts to have the Form S-4 declared effective under
-
the Securities Act as promptly as practicable after such filing, (iii) use reasonable efforts to cause the Proxy Statement to be mailed to Parent's shareholders, respectively, as promptly as practicable after the Form S-4 is declared effective under the Securities Act, (iv) take any action required to be taken under any applicable securities or "blue sky" laws in connection with the issuance of Parent Common Stock pursuant to the Merger, (v) subject to Section
                                                                       -------
6.12(a) hereof, duly call, give notice of, convene and hold a meeting of its
-------
shareholders (the "Parent Shareholders Meeting") for the purpose of obtaining
                   ---------------------------
the approval of the transactions contemplated by this Agreement, and (vi) through its Board of Directors, subject to the good faith exercise of its fiduciary duties, recommend to Parent's shareholders that they approve the transactions contemplated by this Agreement.

6.6  Publicity. The Company, Parent and Merger Sub shall cooperate with each
     ---------
other in the development and distribution of all news releases and other public disclosures relating to the transactions contemplated by this Agreement. Neither the Company nor Parent and Merger Sub shall issue or make, or allow to have issued or made, any press release or public announcement concerning the transactions contemplated by this Agreement without the consent of the other party or parties hereto, except as otherwise required by applicable Law, but in any event only after giving the other party or parties hereto a reasonable opportunity to comment on such release or announcement in advance, consistent with such applicable legal requirements.

6.7  Transaction Costs. If the transactions contemplated hereby are consummated,
     -----------------
Parent shall pay directly to the applicable payee all transaction costs and expenses (including legal, accounting and other professional fees and expenses and other fees described in Section 4.19 and Section 5.19 hereof) that Parent,
                            ------------     ------------
Merger Sub, and the Company incur in connection with the negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby. Except as provided in Section 6.12 hereof, if the transactions contemplated hereby are not
            ------------
consummated, (i) the Company shall pay all transaction costs and expenses (including legal, accounting and other professional fees and expenses and other fees described in Section 4.19 hereof) that it incurs in connection with the
                  ------------
negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, and (ii) Parent shall pay all transaction costs and expenses (including legal, accounting and other professional fees and expenses and other fees described in Section 5.19 hereof) that Parent and Merger
                                     ------------
Sub incur in connection with the negotiation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby.

6.8  Employees and Employee Benefit Matters. As of the Effective Time, Parent
     --------------------------------------
shall, or shall cause the Surviving Corporation to, retain the employment of all employees of the Company. From and after the Effective Time, each employee of the Company whose employment is not covered by a collective bargaining agreement ("Non-Union Employees") shall be employed by the Surviving Corporation or Parent
  -------------------
at a salary and on terms and conditions (and with employee benefits (including, without limitation, benefits of the type described in Section 3(1) of ERISA)) that are at least as favorable in the aggregate as those provided by the Company (or its Affiliates) immediately before the execution hereof. With regard to any Non-Union Employees permitted to participate in employee benefit plans or arrangements sponsored or maintained by Parent, Parent shall provide each such Non-Union Employee credit for years of service with the Company prior to the Effective Time for (i) the purpose of eligibility and vesting under Parent's health, vacation and other employee benefit plans (including, without limitation, any "employee benefit plan," as defined in Section 3(2) of ERISA, maintained or sponsored by Parent), and (ii) any and all pre-existing condition limitations and eligibility waiting periods under group health plans of Parent, and shall cause to be credited to any deductible out-of-pocket expenses under any health plans of Parent any deductibles or out-of-pocket expenses incurred by Non-Union Employees and their beneficiaries and dependents during the portion of the calendar year prior to their participation in the health plans of Parent. Notwithstanding any other provision of this Agreement, employees of the Company who are covered by a collective bargaining agreement on and after the Effective Time shall receive benefits in accordance with the terms of such agreement.

6.9  Indemnification; Officers' and Directors' Insurance.
     ---------------------------------------------------

     (a) From and after the Closing, Parent shall, and shall cause the Surviving Corporation to, (i) indemnify and hold harmless each former director and officer of the Company (the "Company Indemnified Parties"), against any and
                                 ---------------------------
all demands, claims, complaints, actions, or causes of action, suits, proceedings, investigations, arbitrations, assessments, losses, fees, damages, liabilities, obligations (including those arising out of any action such as a settlement or compromise thereof or judgement or award therein) and any out-of-pocket costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements incurred or suffered by any of the Company Indemnified Parties in connection with any Liabilities or any claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative, arising out of or pertaining to matters existing or occurring at or prior to the Closing, whether asserted or claimed prior to, at or after the Closing, to the fullest extent that the Company would have been permitted under the Company Articles of Incorporation and Company Bylaws, in each case as in effect on the date hereof, to indemnify such Company Indemnified Parties, and (ii) advance reasonable expenses as incurred by any Company Indemnified Party in connection with any matters for which such Company Indemnified Party is entitled to indemnification from Parent and the Surviving Corporation pursuant to this Section 6.9(a) to the
                                                           --------------
fullest extent permitted under the Company Articles of Incorporation and Company Bylaws.

     (b) For a period of six (6) years following the Closing, Parent shall maintain, or shall cause the Surviving Corporation to maintain (to the extent available in the market), in effect a directors' and officers' liability insurance policy covering those persons who are currently covered by the Company's directors' and officers' liability insurance policy (copies of which have been heretofore delivered by the Company to Parent and its agents and representatives) with coverage in amount and scope at least as favorable as the Company's existing coverage; provided, however, that in no event shall Parent be obligated to expend in any one year, in order to maintain or provide insurance coverage pursuant to this Section 6.9(b) any amount in excess of 110% of the
                          --------------
amount of the annual premiums made as of the date hereof by the Company for such insurance (the "Maximum Amount"). If the amount of the premiums necessary to
                --------------
maintain or procure such insurance coverage exceeds the Maximum Amount, Parent shall use its reasonable best efforts to maintain the most advantageous policies of directors' and officers' insurance obtainable for a premium equal to the Maximum Amount.

     (c)  The terms and provisions of this Section 6.9 are intended to be in
                                           -----------
addition to the rights otherwise available to the Company Indemnified Parties by applicable Law, charter, bylaw or agreement, and shall operate for the benefit of, and shall be enforceable by, the Company Indemnified Parties and their respective heirs and representatives.

6.10 Treatment for Tax Purposes. The Company and Parent intend that the Merger
     --------------------------
qualify as, and consistent with such intention, unless in contravention of applicable Law, the Company and Parent shall, and Parent shall cause the Surviving Corporation to, treat the Merger as a reorganization within the meaning of Section 368(a) of the Code.

6.11 Non-Solicitation. Subject to the provisions of Section 6.12 hereof, from
     ----------------                               ------------
the date hereof through the Effective Time, each of Parent and the Company agrees that neither it nor any of its Subsidiaries, representatives, or agents shall encourage, solicit, make, or accept any offers for or engage in any discussions or negotiations regarding any combinations of it or any or any if its Subsidiaries with, or sale of any assets or securities of it or any of its Subsidiaries, to any third party.

6.12 Superior Proposals.
     ------------------

     (a) Notwithstanding anything to the contrary in this Agreement, prior to the Effective Time, Parent may, to the extent the Special Committee or the Board of Directors of Parent by a majority disinterested vote determines, in the good faith exercise of its fiduciary duties, that it would be in the best interests of Parent or its shareholders to do so, participate in discussion or negotiations with, and furnish non-public information, and afford access to the properties, books, records, officers, employees and representatives of Parent to any Person, entity or group after such Person, entity or group has delivered to Parent in writing, a proposal to acquire all or a portion of Parent or Parent's assets or business, which the Special Committee or the Board of Directors of Parent by a majority disinterested vote determines, in its good faith reasonable judgment, if consummated would be more favorable to Parent or its shareholders than the transactions contemplated by this Agreement (a "Superior Proposal"). In the
                                                -----------------
event Parent receives a Superior Proposal, nothing contained in this Agreement will prevent the Special Committee from recommending and the Board of Directors of Parent from executing or entering into an agreement relating to such Superior Proposal and recommending such Superior Proposal to its shareholders, if the Special Committee or the Board of Directors of Parent by a majority disinterested vote determines in good faith that it is appropriate to do so; in such case, the Special Committee and the Board of Directors of Parent may withdraw, modify or refrain from making its recommendation of the Merger, and, to the extent it does so, Parent may refrain from calling, providing notice of and holding the Parent Shareholders Meeting to adopt this Agreement and from soliciting proxies or consents to secure the vote or written consent of its shareholders to adopt this Agreement and may terminate this Agreement; provided however that Parent shall (i) promptly (and in no event later than 24 hours after receipt thereof) notify the Company that the Special Committee or Parent's Board of Directors, as applicable, has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal and identifying the Person making such Superior Proposal and (ii) terminate this Agreement by written notice to the Company provided no sooner than 48 hours after the Company's receipt of a copy of such Superior Proposal (or a description of the material terms and conditions thereof). Nothing contained in this Section 6.12
                                                                  ------------
(a) shall prevent the Special Committee or the Board of Directors of Parent from
---
taking and disclosing to Parent's shareholders a position as required by Rules 14d-9 and 14e-2 promulgated under the Exchange Act with regard to any tender or exchange offer, provided that such disclosure states that no action will be taken by the Special Committee or the Board of Directors of the Company in violation of this Section 6.12. Notwithstanding anything to the contrary in this
                  ------------
Agreement, prior to the Effective Time, Parent may, in connection with a possible Superior Proposal, refer any third party to this Section 6.12 and make
                                                          ------------
a copy of this Section 6.12 available to a third party.
               ------------

     (b) In the event that the Merger is not consummated by virtue of the termination of this Agreement pursuant to Section 6.12(a)(iii) or Section 8.1(c)
                                          --------------------    --------------
hereof, Parent shall (i) pay to the Company $7,500,000 and (ii) pay all transaction costs and expenses (including legal, accounting and other professional fees and expenses and other fees described in Section 4.19 hereof),
                                                           ------------
incurred by the Company in connection with the negotiation, execution, and performance of this Agreement and the consummation of the transactions contemplated hereby. Such payment shall be by wire transfer of immediately available funds to an account designated by the Company promptly after the Board of Directors of Parent has determined to recommend the Superior Proposal.

6.13 Sale of Company Common Stock. Notwithstanding anything herein to the
     ----------------------------
contrary, the Company shall have the right, at any time prior to the earlier of
(i) the
issuance by Parent of a proxy statement to its shareholders soliciting the vote of such shareholders in favor of the Merger, or (ii) the Closing Date, to issue and sell for cash shares of Company Common Stock in one or more arms-length and non-affiliate transactions (each, a "Company Equity Sale"). All terms and
                                     -------------------
conditions of this Agreement shall apply with respect to any shares of Company Common Stock issued and sold in a Company Equity Sale, and to the holders thereof. The Company's right to sell equity through Company Equity Sales is subject to the following conditions: (i) the price of the shares of Company Common Stock sold through Company Equity Sales shall not exceed $100,000,000 in the aggregate and (ii) each purchaser of shares of Company Common Stock in a Company Equity Sale shall agree in writing prior to consummation of such sale to vote in favor of the Merger. In the event that the Company conducts a Company Equity Sale, prior to consummation thereof, Parent and Company shall negotiate in good faith an adjustment to the Conversion Number to reflect such Company Equity Sale.

6.14  Confidentiality. The parties hereby acknowledge the application of the
      ---------------
terms of the Reciprocal Non-Disclosure Agreement, dated October 12, 1999, by and between Parent and the Company (the "Pre-Existing NDA"), to this Agreement and
                                     ----------------
the purposes and transactions contemplated by it, and further agree that, in addition to the provisions thereof, no party shall, directly or indirectly: (i) make any disclosure relating to the Merger, (ii) make any disclosure regarding the content of this Agreement or that the parties have entered into it, or (iii) in the case of the Company, disclose any information received from Parent or Merger Sub or their respective representatives or agents in connection with the Merger and, in the case of either Parent or Merger Sub, disclose any information received from the Company or its representatives or agents in connection with the Merger, including without limitation, information received during such party's due diligence investigation (such party receiving such information, the "Receiving Party" and such party disclosing such information, the "Disclosing
 ---------------                                                   ----------
Party"); except as required by law. Information will not be subject to the
-----
provisions of this Section 6.14 that (i) is or becomes publicly available other
                   ------------
than as a result of a breach by the Receiving Party; (ii) is or becomes available on a non-confidential basis from a source that is not prohibited by contract or law from disclosing such information to the Receiving Party; or
(iii) was known by the Receiving Party prior to the disclosure thereof by the Disclosing Party other than by means that would be a violation of this Section
                                                                       -------
6.14 had it been in effect at the time of disclosure. The parties acknowledge
----
and agree that any breach of this Section 6.14 by a Receiving Party would cause
                                  ------------
irreparable harm to the Disclosing Party and that, in such event, such Disclosing Party shall have the right, among other things, to preliminary and injunctive relief, in addition to any other relief to which such party may be entitled. In the event that the Merger is not consummated, the Receiving Party shall promptly return all such written information provided by the Disclosing Party or its representatives or agents and destroy any copies or notes derived therefrom. To the extent that any terms or provisions of the Pre-Existing NDA conflict with the terms and provisions herein, this Section 6.14 will control.
                                                    ------------

6.15  Board of Directors of Parent. Parent shall take all actions necessary to
      ----------------------------
ensure that, as of the Effective Time, the individuals designated by the Company prior to the Closing are properly installed as directors of Parent, including but not limited to actions required to increase the number of directors authorized in order to accommodate such additional directors.

6.16  Lock-up Agreements.
      ------------------

      (a) During the period from the date of Closing until 180 days from the Effective Time (the "Lock-up Period"), pursuant to the terms set forth in
                     --------------
Section 6.16(b) below, those certain holders of Parent Common Stock and Company
---------------
Common Stock as are listed on Schedule 6.16 hereto (the "Lock-up Shareholders"),
                              -------------              --------------------
will not, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain an open "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Parent Common Stock (whether any such transaction is to be settled by delivery of Parent Common Stock, other securities, cash or other consideration) or otherwise dispose (or publicly announce its intention to do any of the foregoing) of, directly or indirectly, any Parent Common Stock, or other capital stock of Parent, or any securities convertible into, exercisable for or exchangeable for Parent Common Stock, or other capital stock of Parent that such Person currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or may beneficially own, directly or indirectly in the future (the "Lock-up"), and each of the Lock-up Shareholders will execute and deliver to
 -------
Company's legal counsel prior to the Closing, a lock-up agreement (the "Lock-up
                                                                        -------
Agreement") substantially of the form attached hereto as Exhibit C; provided,
---------                                                           --------
however, that each Lock-up Agreement shall be subject to the following
-------
conditions: (i) there will be no waiver of any term or condition of a Lock-up Agreement unless a majority of the Board of Directors of Parent shall have voted in favor of such waiver, and (ii) in the event that a waiver is obtained as to any term or condition of any Lock-up Agreement pursuant to (i) above, then such term or condition that has been so waived will automatically be waived for each Lock-up Shareholder.

     (b) During the Lock-up Period, shares of Parent Common Stock of each Lock-up Shareholder (the "Lock-up Shares") will be subject to the Lock-up in
                     --------------
accordance with the following schedule:

          (i) Until 60 days from the Effective Time, 100% of such Lock-up Shares are subject to the Lock-up;

          (ii) From 60 days from the Effective Time until 90 days from the Effective Time, 85% of such Lock-up Shares are subject to the Lock-up;

          (iii) From 90 days from the Effective Time until 120 days from the Effective Time, 70% of such Lock-up Shares are subject to the Lock-up;

          (iv) From 120 days from the Effective Time until 150 days from the Effective Time, 50% of such Lock-up Shares are subject to the Lock-up;

          (v) From 150 days from the Effective Time until 180 days from the Effective Time, 25% of such Lock-up Shares are subject to the Lock-up;

          (vi) 180 days from the Effective Time the Lock-up Shares are no longer subject to the Lock-up.

6.17  State Takeover Laws. If any "fair price," "business combination" or
      -------------------
"control share acquisition" statute or other similar statute or regulation shall become applicable to the transactions contemplated hereby, Parent and the Company and their respective Boards of Directors shall use their reasonable best efforts to grant such approvals and take such actions as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise act to minimize the effects of any such statute or regulation on the transactions contemplated hereby.


                                  ARTICLE VII
                              CLOSING CONDITIONS

7.1   Conditions to Each Party's Obligation to Effect the Merger. The
      ----------------------------------------------------------
obligations of the Company, Parent, and Merger Sub to effect the Merger are subject to the satisfaction or waiver on or prior to the Closing Date of each of the following conditions:

     (a)  Shareholder Approval. Each of the Company and Parent shall have
          --------------------
obtained all approvals of holders of shares of capital stock of the Company or Parent, as applicable, necessary to approve this Agreement and all the transactions contemplated hereby (including the Merger).

     (b)  HSR Act. The waiting period (and any extension thereof) applicable to
          -------
the Merger under the HSR Act shall have been terminated or shall have expired.

     (c)  Effective Registration Statement. The Form S-4 shall have been
          --------------------------------
declared effective by the SEC under the Securities Act, and no stop order suspending the effectiveness of the Form S-4 shall have been issued by the SEC and no proceedings for that purpose shall have been initiated or, to the knowledge of Parent or the Company, threatened by the SEC, and all necessary approvals under blue sky laws relating to the issuance or trading of the Parent Common Stock to be issued to the stockholders of the Company in connection with the Merger shall have been received.

     (d)  No Injunctions or Restraints, Illegality. No temporary restraining
          ----------------------------------------
order, preliminary or permanent injunction or other order issued by a court or other Governmental Authority of competent jurisdiction shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that the provisions of this
Section 7.1(d) shall not be available to any party whose failure to fulfill its
--------------
obligations pursuant to Section 6.3 hereof shall have been the cause of, or
                        -----------
shall have resulted in, such order or injunction.

     (e)  NASDAQ Listing/Quotation of Parent Common Stock. The Parent Common
          -----------------------------------------------
Stock to be issued to the stockholders of the Company in connection with the Merger shall have been approved for listing/quotation on NASDAQ, subject only to official notice of issuance.

     (f) Dissenting Shares. The aggregate amount of Dissenting Shares shall not
         -----------------
exceed ten percent of the total number of shares of Company Common Stock, on a fully diluted, as-converted basis (i.e., assuming issuance of all shares of Company Common Stock issuable upon the exercise or conversion of all Company Common Stock Equivalents outstanding immediately prior to the Effective Time, whether or not vested), issued and outstanding immediately prior to the Effective Time.

7.2  Conditions to Obligations of Parent and Merger Sub. The obligations of
     --------------------------------------------------
Parent to consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or fulfillment at or prior to the Closing of the following conditions, any of which may be waived in whole or in part by Parent and Merger Sub in writing:

     (a) All representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing (other than any representation or warranty that is expressly made as of a specified date, which shall be true and correct in all material respects as of such specified date only).

     (b) The Company shall have performed and complied in all material respects with all the covenants and agreements required by this Agreement to be performed or complied with by it at or prior to the Closing; provided, however, that the
                                                   --------  -------
performance of the covenants set forth in Section 6.16 hereof shall not be a
                                          ------------
condition to Closing.

     (c) Parent shall have received an opinion of its tax counsel, Dewey Ballantine LLP, dated the Closing Date, in form and substance reasonably satisfactory to it, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Such opinion may be based on facts and assumptions set forth in such opinion that are consistent with the state of facts existing as of the Effective Time and on reasonably requested representation letters from Parent, the Company and others.

7.3  Conditions to Obligations of the Company. The obligations of the Company to
     ----------------------------------------
consummate the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction or fulfillment at or prior to the Closing of the following conditions, any of which may be waived in whole or in part by the Company in writing:

     (a) All representations and warranties of Parent and Merger Sub contained in this Agreement shall be true and correct in all material respects at and as of the Closing with the same effect as though such representations and warranties were made at and as of the Closing (other than any representation or warranty that is expressly made as of a specified date, which shall be true and correct in all material respects as of such specified date only).

     (b) Parent and Merger Sub shall have performed and complied in all material respects with the covenants and agreements required by this Agreement to be performed or complied with by them at or prior to the Closing; provided,
                                                                     --------
however, that the performance of the covenants set forth in Section 6.16 hereof
-------                                                     ------------
shall not be a condition to Closing.

     (c) The Company shall have received an opinion of its tax counsel, Latham & Watkins, dated the Closing Date, in form and substance reasonably satisfactory to it, to the effect that the Merger will constitute a reorganization within the meaning of Section 368(a) of the Code. Such opinion may be based on facts and assumptions set forth in such opinion that are consistent with the state of facts existing as of the Effective Time and on reasonably requested representation letters from Parent, the Company and others.

     (d) The execution and delivery by each of Parent and Merger Sub of this Agreement, the performance by each of its obligations hereunder, and the consummation by each of the transactions contemplated hereby, shall not be in conflict with or violate in any material respect, constitute a material default (or event which with the giving of notice or lapse of time, or both, would become a material default) under, give rise to any right of termination, amendment, modification, acceleration or cancellation of any material obligation or loss of any material benefit under, result in the creation of any Encumbrance other than a Permitted Encumbrance on any of the assets of Parent or Merger Sub pursuant to, or require Parent or Merger Sub to obtain any consent, waiver, approval or action of, make any filing with, or give any notice to any Person as a result or under, the terms and provisions of (i) the Parent Certificate of Incorporation, the Parent Bylaws, the Merger Sub Articles of Incorporation, or the Merger Sub Bylaws, (ii) any Contract to which Parent is a party or is bound, or (iii) any Law applicable to Parent, or any Governmental Order issued by a Governmental Authority by which Parent is in any way bound or obligated, except, in the case of clauses (ii) and (iii) of this Section, as would not, in any individual case, have a Material Adverse Effect.

     (e) No consent, waiver, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any Governmental Authority shall be required on the part of Parent or Merger Sub in connection with the execution and delivery by Parent or Merger Sub of this Agreement, the performance by Parent or Merger Sub of its obligations hereunder, and the consummation by Parent or Merger Sub of the transactions contemplated hereby, except (a) for those consents, waivers, approvals, orders, authorizations, registrations, qualifications, designations, declarations or filings required under or in relation to (i) the HSR Act, (ii) state securities or "blue sky" laws, (iii) the Securities Act (iv) the Exchange Act, (v) the NGCL with respect to the filing and recordation of appropriate merger documents, (vi) antitrust or merger laws of other jurisdictions; or (b) where the failure to obtain such consent, waiver, approval, order or authorization, or to make such registration, qualification, designation, declaration or filing, would not, in any individual case, reasonably be expected to have a Material Adverse Effect.

     (f) Except as has been disclosed publicly in the Parent SEC Reports, there shall be no Actions by any Person or Governmental Authority pending or known to Parent to be threatened against or relating to Parent or Merger Sub, or known to Parent to be pending or threatened against any current or former employees (in their capacity as such) of Parent, other than those which would not, in any individual case, reasonably be expected to have a Material Adverse Effect.

     (g) During the period since March 31, 2000, (a) the business of Parent and its Subsidiaries shall have been conducted only in the ordinary course, consistent with past practice, except for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby, and except as otherwise expressly permitted by this Agreement; (b) neither Parent nor any of its Subsidiaries shall have taken any action or omitted to take any action, or entered into any contract, agreement, commitment or arrangement to take any action or omit to take any action, which, if taken or omitted after the date hereof, would violate Section 6.1(b) or Section 6.1(d) hereof; and (c) there shall not have been, and nothing shall have occurred that would have, a Material Adverse Effect on Parent.

                                 ARTICLE VIII
                                  TERMINATION

8.1  Termination. This Agreement and the transactions contemplated hereby may be
     -----------
terminated and abandoned:

     (a) by either the Company, on the one hand, or Parent and Merger Sub, on the other hand, at any time prior to the Closing with the mutual written consent of the other party or parties hereto;

     (b) unless the Closing has not occurred as a result of a breach of this Agreement by the party or parties seeking such termination, by either the Company, on the one hand, or Parent and Merger Sub, on the other hand, if the Closing has not occurred on or prior to 5:00 p.m. (Eastern time) on December 31, 2000 (the "Termination Date").
           ----------------

     (c) by the Company if the Board of Directors of Parent agrees to accept a Superior Proposal;

     (d) by the Company if, between the date of this Agreement and the Closing Date, more than 50% of the issued and outstanding Parent Common Stock has been assigned or transferred to Persons who were not shareholders of Parent as of the date of this Agreement, or if a tender offer for such assignment or transfer of Parent Common Stock is made;

     (e)  unless (i) caused by the party or parties seeking such termination or
(ii) as a result of such party's or parties' representation or warranty being or becoming untrue, upon a failure of a condition to closing under Article VII in existence as of
                                               -----------
the Closing Date; or

     (f) by either the Company, on the one hand, or Parent and Merger Sub, on the other hand, if any Governmental Authority with jurisdiction over such matters shall have issued a final and nonappealable Governmental Order permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement; provided, however, that neither the Company nor Parent and Merger Sub may terminate this Agreement pursuant to this Section 8.1(f) unless the party or parties seeking to so terminate this
     --------------
Agreement has used all commercially reasonable best efforts to oppose any such Governmental Order or to have such Governmental Order vacated or made inapplicable to the transactions contemplated by this Agreement.

8.2  Effect of Termination. If this Agreement is terminated pursuant to Section
     ---------------------                                              -------
8.1 hereof, this Agreement shall become null and void and none of the parties
---
hereto shall have any further liability hereunder except that (i) the provisions of Section 6.6, Section 6.7, Section 6.12(b) and Article IX hereof generally,
   -----------  -----------  ---------------     ----------
shall remain in full force and effect, and (ii) each party hereto shall remain liable to each other party hereto for any breach of its obligations under this Agreement prior to such termination, including, without limitation, recovery of sums paid or owed by such other party under Section 4.19 or Section 5.8 hereof,
                                            ------------    -----------
as applicable. Notwithstanding the foregoing, if either Parent or the Company breaches its obligations under this Agreement, and the shareholders of the breaching party have voted to approve the transactions contemplated by this Agreement, then the non-breaching party shall have to right to seek, and, it is agreed, shall be entitled to obtain, specific performance from the breaching party of the transactions contemplated under this Agreement, provided, however, that if such non-breaching party does not obtain such specific performance for any reason whatsoever, the breaching party shall remain liable for the breach of its obligations under this Agreement to the same extent as if the non-breaching party had not sought such specific performance.

                                  ARTICLE IX
                           SURVIVAL; INDEMNIFICATION

     None of the representations and warranties of the Company, Parent or Merger Sub contained in this Agreement, or in any certificate, instrument or other document delivered by the Company, Parent or Merger Sub pursuant to this Agreement or in connection with the transactions contemplated hereby, shall survive the Closing. None of the covenants and agreements of the Company, Parent or Merger Sub contained in this Agreement, or in any certificate, instrument or other document delivered by the Company, Parent or Merger Sub pursuant to this Agreement or in connection with the transactions contemplated hereby, shall survive the Closing, except to the extent such covenants and agreements by their terms contemplate performance after the Closing. No claim shall be made or action brought by any party hereto after the Closing (i) for the breach of, or inaccuracy in, any representation or warranties contained in this Agreement, or in any certificate, instrument or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby, or (ii) for the breach of any covenant or agreement contained in this Agreement, or in any certificate, instrument or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby, except with respect to those covenants and agreements that by their terms contemplate performance after the Closing.

                                   ARTICLE X
                                 MISCELLANEOUS

10.1 Notices. All notices that are required or may be given pursuant to this
     -------
Agreement must be in writing and delivered personally, by a recognized courier service, by a recognized overnight delivery service, by telecopy or by registered or certified mail, postage prepaid, to the parties at the following addresses (or to the attention of such other person or such other address as any party may provide to the other parties by notice in accordance with this Section
                                                                          ------
10.1):
----

     if to Parent or Merger Sub, to:

          Digital Generation Systems, Inc.
          875 Battery Street
          San Francisco, CA 94111
          Attn: Lawrence D. Lenihan


     with copies to:

          Dewey Ballantine LLP
          333 South Hope Street
          Suite 3000
          Los Angeles, CA 90071
          Attn: Robert M. Smith


     if to the Company, to:

          StarGuide Digital Networks, Inc.
          300 East Second Street
          Suite 1510
          Reno, NV 89509
          Attn: Jeffrey A. Dankworth


     with copies to:

          Latham & Watkins
          1001 Pennsylvania Avenue, N.W.
          Suite 1300
          Washington, DC 20004
          Attn: Eric L. Bernthal, Esq.

Any such notice or other communication will be deemed to have been given and received (whether actually received or not) on the day it is personally delivered or delivered by courier or overnight delivery service or sent by telecopy (receipt confirmed) or, if mailed, when actually received.

10.2  Attorneys' Fees and Costs. If attorneys' fees or other costs are incurred
      -------------------------
to secure performance of any obligations hereunder, or to establish damages for the breach thereof or to obtain any other appropriate relief, whether by way of prosecution or defense, the prevailing party will be entitled to recover reasonable attorneys' fees and costs incurred in connection therewith.

10.3  Assignment. Neither this Agreement nor any of the rights, interests or
      ----------
obligations hereunder may be assigned or delegated by the Company, Parent or Merger Sub without the prior written consent of the other party or parties hereto and any purported assignment or delegation in violation hereof shall be null and void.

10.4  Amendments and Waiver. This Agreement may not be modified or amended
      ---------------------
except in writing signed by the party or parties against whom enforcement is sought. The terms of this Agreement may be waived only by a written instrument signed by the party or parties waiving compliance. No waiver of any provision of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise provided. No delay on the part of any party or parties hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. Whenever this Agreement requires or permits consent by or on behalf of a party or parties hereto, such consent shall be given in writing in a manner consistent with the requirements for a waiver of compliance as set forth in this Section 10.4.
                                ------------

10.5  Entire Agreement. This Agreement, the Shareholder Voting Agreements, the
      ----------------
Pre-Existing NDA, the Lock-up Agreements, and the related documents contained as Exhibits and Schedules hereto or expressly contemplated hereby contain the entire understanding of the parties relating to the subject matter hereof and supersede all prior written or oral and all contemporaneous oral agreements and understandings relating to the subject matter hereof. The Exhibits and Schedules to this Agreement are hereby incorporated by reference into and made a part of this Agreement for all purposes.

10.6  Representations and Warranties Complete. The representations, warranties,
      ---------------------------------------
covenants and agreements set forth in this Agreement, the Shareholder Voting Agreements, the Pre-Existing NDA, and the Lock-up Agreements, constitute all the representations, warranties, covenants and agreements of the parties hereto and their respective shareholders, directors, officers, employees, affiliates, advisors (including financial, legal and accounting), agents and representatives and upon which the parties have relied.

10.7  Third Party Beneficiaries. Except as set forth below in this Section 10.7,
      -------------------------                                    ------------
this Agreement is made for the sole benefit of the parties hereto and nothing contained herein, express or implied, is intended to or shall confer upon any other Person any third party beneficiary right or any other legal or equitable rights, benefits or remedies of any nature whatsoever under or by reason of this Agreement. Notwithstanding the foregoing or anything to the contrary contained in this Agreement, the parties hereto acknowledge and agree that (i) the stockholders of the Company are third party beneficiaries of the benefits under this Agreement that inure to the Company following the Closing, and, as a result, Ginsburg, the designated representative of the stockholders of the Company, or his successor, (the "Company Stockholders' Representative") shall be
                                 ------------------------------------
entitled to enforce any of the stockholders' third party beneficiary rights following the Closing for so long as any such rights remain in effect pursuant to the terms of this Agreement, and (ii) the directors and officers of the Company are third party beneficiaries of the benefits under Section 6.9 hereof
                                                            -----------
that inure to such persons following the Closing, and, as a result, the directors and officers of the Company (or any of them) shall be entitled to enforce any of the third party beneficiary rights of such directors and officers following the Closing for so long as any such rights remain in effect pursuant to the terms of this Agreement.

10.8  Governing Law. This provisions of this Agreement relating to the legal
      -------------
effect of the Merger will be governed by and construed and interpreted in accordance with the substantive laws of the State of Nevada, and the remainder of this Agreement will be governed by and construed and interpreted in accordance with the substantive laws of the State of California, in each case without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

10.9  Neutral Construction. The parties to this Agreement agree that this
      --------------------
Agreement was negotiated fairly between them at arms' length and that the final terms of this Agreement are the product of the parties' negotiations. Each party hereto represents and warrants that it has sought and received legal counsel of its own choosing with regard to the contents of this Agreement and the rights and obligations affected hereby. The parties hereto agree that this Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Agreement therefore should not be construed against any of the parties hereto on the grounds that a party drafted or was more responsible for drafting the provision(s) hereof.

10.10 Severability. In the event that any one or more of the provisions or parts
      ------------
of a provision contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or any other jurisdiction, but this Agreement shall be reformed and construed in any such jurisdiction as if such invalid or illegal or unenforceable provision or part of a provision had never been contained herein and such provision or part shall be reformed so that it would be valid, legal and enforceable to the maximum extent permitted in such jurisdiction.

10.11 Headings; Interpretation; Schedules and Exhibits. The descriptive headings
      ------------------------------------------------
of the several Articles and Sections of this Agreement are inserted for convenience only and do not constitute a part of this Agreement. References to Sections or Articles, unless otherwise indicated, are references to Sections and Articles of this Agreement. The word "including" means including without limitation. Words (including defined terms) in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other gender as the context requires. The terms "hereof," "herein" and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Schedules and Exhibits hereto) and not to any particular provision of this Agreement unless otherwise specified. It is understood and agreed that neither the specifications of any dollar amount in this Agreement nor the inclusion of any specific item in the Schedules or Exhibits is intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and neither party shall use the fact of setting of such amounts or the fact of the inclusion of such item in the Schedules or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter is or is not material for purposes hereof.

10.12  WAIVER OF JURY TRIAL. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY
       --------------------
CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (II) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (III) IT MAKES SUCH WAIVER VOLUNTARILY, AND (IV) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.12.
                                                            -------------

10.13  Counterparts. This Agreement may be executed in one or more counterparts
       ------------
for the convenience of the parties hereto, each of which shall be deemed an original and all of which together will constitute one and the same instrument.

                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by a duly authorized officer as of the date first above written.

                                        STARGUIDE DIGITAL NETWORKS, INC.


                                        By: /s/ Jeffrey A. Dankworth
                                           ---------------------------------
                                           Name:
                                           Title:


                                        DIGITAL GENERATION SYSTEMS, INC.


                                        By: /s/ Dan F. Dent
                                           ---------------------------------
                                           Name:
                                           Title:


                                        SG NEVADA MERGER SUB INC.


                                        By: /s/ Dan F. Dent
                                           ---------------------------------
                                           Name:
                                           Title:

                             ARTICLES OF MERGER OF

                          SG NEVADA MERGER SUB INC.

                                 WITH AND INTO

                       STARGUIDE DIGITAL NETWORKS, INC.



          Pursuant to the provisions of Nevada Revised Statutes chapter 92A, the undersigned Nevada domestic corporations, SG Nevada Merger Sub Inc. ("Merger Sub") and STARGUIDE DIGITAL NETWORKS, INC. (the "Surviving Corporation"), hereby adopt and file the following Articles of Merger for the purpose of merging Merger Sub with and into the Surviving Corporation:


          1. The name of each constituent corporation in the merger contemplated herein and the jurisdiction of their respective organizations are:


               NAME OF CORPORATION                          STATE
               -------------------                          -----

               SG NEVADA MERGER SUB INC.                    Nevada
               STARGUIDE DIGITAL NETWORKS, INC.             Nevada


          2. An Agreement and Plan of Merger (the "Plan of Merger") was adopted by the respective Boards of Directors of both Merger Sub and the Surviving Corporation.

          3. The Plan of Merger was approved as required by law by the unanimous written consent or written consent of a majority in voting power of the stockholders of each of Merger Sub and the Surviving Corporation.

          4. The Articles of Incorporation of the Surviving Corporation in effect on the date hereof will remain in the Articles of Incorporation of the Surviving Corporation without amendment.

          5. A copy of the complete executed Plan of Merger is on file at a place of business of the Surviving Corporation, located at 300 East Second Street, Suite 1510, Reno, Nevada 89509.

          6. The Merger shall take effect upon filing these Articles of Merger with the Nevada Secretary of State.

          IN WITNESS WHEREOF, the undersigned officers of Merger Sub and the Surviving Corporation have executed these Articles of Merger on the _____ day of ___________, 2000.


                                    STARGUIDE DIGITAL NETWORKS, INC.


                                    By: _____________________________________

                                        __________________________, President


                                    SG NEVADA MERGER SUB INC.


                                    By: _____________________________________

                                        __________________________, President

                               LOCK-UP AGREEMENT


DIGITAL GENERATION SYSTEMS, INC.
875 Battery Street
San Francisco, California


Ladies and Gentlemen:

          The undersigned, _________________, is a holder of securities of Digital Generation Systems, Inc., a corporation organized and existing under the laws of the State of California (the "Company"), and wishes to facilitate the merger of SG Nevada Merger Sub Inc., a wholly-owned subsidiary of the Company ("Merger Sub"), with and into StarGuide Digital Networks, Inc., a corporation organized and existing under the laws of the State of Nevada ("StarGuide"), pursuant to that certain Agreement and Plan of Merger by and among the Company, StarGuide, and Merger Sub dated as of ______, 2000 (the "Agreement" and such merger, the "Merger"). The undersigned recognizes that the Merger will be of benefit to the undersigned. The agreements set forth in this lock-up agreement are being executed and delivered by the undersigned pursuant to Section 6.16 of the Agreement.

          In consideration of the foregoing and in order to induce StarGuide and the Company to effect the Merger, the undersigned hereby agrees (such agreement, the "Lock-Up"), for the benefit of the Company and StarGuide, that during the period beginning the date hereof and continuing to and including the date one hundred eighty (180) days after the Effective Time (as defined in the Agreement) (the "Lock-Up Period"), the undersigned will not, directly or indirectly, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain an open "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of Company's outstanding securities (the "Common Stock") (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose (or publicly announce the undersigned's intention to do any of the foregoing) of, directly or indirectly, any Common Stock, or other capital stock of the Company or any securities convertible into, exercisable for or exchangeable for Common Stock, or other capital stock of the Company that the undersigned currently beneficially owns (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, or may beneficially own, directly or indirectly in the future (collectively, the "Lock-Up Shares").

          The undersigned acknowledges that agreements substantially the same as the Lock-Up are being executed and delivered by certain other holders of securities of the Company, as provided in the Agreement (such agreements, together with the Lock-Up, the "Shareholder Lock-Ups" and each, a "Shareholder Lock-Up"). The undersigned agrees that the Lock-Up is subject to the following conditions: (i) there will be no waiver of any term or condition of any Shareholder Lock-Up unless a majority of the Board of Directors of the Company shall have voted in favor of such waiver; and (ii) in the event that a waiver is obtained as to any term or condition of any Shareholder Lock-Up pursuant to (i) above, then such term or condition that has been so waived will automatically be waived for each Person who has executed and delivered a Shareholder Lock-Up pursuant to Section 6.16 of the Agreement.

          During the Lock-Up Period, the Lock-Up Shares held by the undersigned will be subject to the Lock-Up in accordance with the following schedule:

               (1) Until 60 days from the Effective Time, 100% of such Lock-Up Shares are subject to the Lock-Up;

               (2) From 60 days from the Effective Time until 90 days from the Effective Time, 85% of such Lock-Up Shares are subject to the Lock-Up;

               (3) From 90 days from the Effective Time until 120 days from the Effective Time, 70% of such Lock-Up Shares are subject to the Lock-Up;

               (4) From 120 days from the Effective Time until 150 days from the Effective Time, 50% of such Lock-Up Shares are subject to the Lock-Up;

               (5) From 150 days from the Effective Time until 180 days from the Effective Time, 25% of such Lock-Up Shares are subject to the Lock-Up.

          The undersigned further: (i) authorizes the Company during the Lock-Up Period to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on the transfer books and records of the Company with respect to any Common Stock and any securities convertible into exercisable or exchangeable for Common Stock for which the undersigned is the record holder and, in the case of any such share or securities for which the undersigned is the beneficial but not the record holder, agrees to cause the record holder to cause the transfer agent to decline to transfer and/or to note stop transfer restrictions on such books and records with respect to such shares or securities; (ii) agrees, from the date hereof until the end of the Lock-Up Period, that the undersigned will not exercise and will waive his, her or its rights, if any, to require the Company to register its Common Stock and to receive notice thereof; and (iii) represents and warrants that the undersigned has full power and authority to enter into the agreements set forth herein, and that, upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned.

                                          Very truly yours,



                                          _________________________________

                                          dated this ___ day of ____, 2000.